SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE BEAR STEARNS COMPANIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

    (5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
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    (2) Form, Schedule of Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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                                      -2-

                         THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167
                                   --------

To Our Stockholders:

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders, which will be held on Thursday, October 28, 1999, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York.

      At the meeting we will be reporting to you on your Company's current operations and outlook. Stockholders will elect directors of the Company and transact such other items of business as are listed in the Notice of Annual Meeting and more fully described in the Proxy Statement which follows. The Company's Board of Directors and management hope that many of you will be able to attend the meeting in person.

      The formal Notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. ACCORDINGLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

                                          Sincerely yours,




                                          Alan C. Greenberg
                                          Chairman of the Board


October 7, 1999

                         THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167
                                   --------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 28, 1999
                                   --------

To the Stockholders of
THE BEAR STEARNS COMPANIES INC.:

      The Annual Meeting of Stockholders of The Bear Stearns Companies Inc., a Delaware corporation (the "Company"), will be held on Thursday, October 28, 1999, at 5:00 P.M., New York City time, in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York, for the following purposes:

      1.    To elect eleven  directors to serve until the next Annual Meeting of
            Stockholders  or  until  their   successors  are  duly  elected  and
            qualified.

      2.    To  approve  an  amendment  to  The  Bear  Stearns   Companies  Inc.
            Performance Compensation Plan.

      3. To approve amendments to The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors.

      4.    To approve The Bear Stearns Companies Inc. Stock Award Plan.

      5. To transact such other business as may properly be brought before the meeting and any adjournments or postponements thereof.

      Holders of record of Common Stock of the Company, par value $1.00 per share, at the close of business on September 20, 1999, will be entitled to notice of, and to vote on, all matters presented at the meeting and at any adjournments or postponements thereof.


                                          By order of the Board of Directors


                                          Kenneth L. Edlow,
                                          Secretary

October 7, 1999

      STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         THE BEAR STEARNS COMPANIES INC.
                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167
                                   --------

                                 PROXY STATEMENT
                                   --------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1999
                                   --------

      This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of Common Stock of The Bear Stearns Companies Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Bear Stearns Auditorium, 245 Park Avenue, 5th Floor, New York, New York, on Thursday, October 28, 1999, at 5:00 P.M., New York City time, and at any adjournments or postponements thereof. These proxy materials are being mailed on or about October 7, 1999, to holders of record on September 20, 1999, of the Company's Common Stock, par value $1.00 per share ("Common Stock").

      A proxy may be revoked by a stockholder prior to its exercise in any of three ways: by written notice to the Secretary of the Company; by submission of another proxy bearing a later date; or by voting in person at the Annual Meeting. Revocation by notice to the Secretary of the Company, or by submission of a later proxy, will not affect a vote on any matter which is taken by the Company prior to the receipt of the notice or later proxy. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder. If no instructions are indicated, the proxy will be voted FOR the slate of directors described herein; FOR the approval of an amendment to The Bear Stearns Companies Inc. Performance Compensation Plan, as heretofore amended (the "Performance Compensation Plan"), as described herein; FOR the approval of amendments to The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors, as heretofore amended (the "Capital Accumulation Plan"), as described herein; FOR the approval of The Bear Stearns Companies Inc. Stock Award Plan (the "Stock Award Plan") as described herein and, as to any other matter of business that may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting on the matter.

      The Company has adopted a policy of encouraging stockholder participation in corporate governance by ensuring the confidentiality of stockholder votes. The Company has designated an independent third party, ChaseMellon Shareholder Services LLC, the Company's transfer agent, to receive and to tabulate stockholder proxy votes. The manner in which any stockholder votes on any particular issue will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of a vote of a stockholder is expressly requested by such stockholder, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals may be disclosed to the Company from time to time and publicly announced at the Annual Meeting. The policy of ensuring confidentiality of stockholder votes will also apply to shares of Common Stock held in customer accounts at the Company's subsidiary, Bear, Stearns Securities Corp. Holders of Common Stock whose shares are held in such accounts will be requested to give instructions with respect to the manner in which their shares are to be voted to Automatic Data Processing, Inc., which has been directed not to disclose such instructions to the Company.

      This mail solicitation is being made by the Company. All expenses of the Company in connection with this solicitation will be borne by the Company. Directors, officers and other employees of the Company also may solicit proxies, without additional compensation, by telephone, in person or otherwise. The
Company also will request that brokerage firms, nominees, custodians, and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for reasonable out-of-pocket expenses incurred by them in forwarding such materials.

                                   THE COMPANY

      The Company was incorporated under the laws of the State of Delaware on August 21, 1985. The Company succeeded to the business of Bear, Stearns & Co., a New York limited partnership (the "Partnership"), on October 29, 1985. As used in this Proxy Statement, all references to "Bear Stearns", "BSSC" and "BSIL" are to Bear, Stearns & Co. Inc., Bear, Stearns Securities Corp., and Bear, Stearns International Limited, respectively, the principal subsidiaries of the Company.

                                VOTING SECURITIES

      Holders of record of Common Stock at the close of business on September 20, 1999, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. Each outstanding share of Common Stock entitles the holder thereof to one vote. Shares of Common Stock represented by CAP Units (as hereinafter defined) credited pursuant to the Capital Accumulation Plan are not outstanding and are not entitled to vote at the Annual Meeting.

      On  September   20,  1999,   117,466,675   shares  of  Common  Stock  were
outstanding. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum.

      Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required for (i) the approval of an amendment to the Performance Compensation Plan, (ii) the approval of amendments to the Capital Accumulation Plan, and
(iii) the approval of the Stock Award Plan. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum, but will have the practical effect of a negative vote as to that proposal. Brokers (other than Bear Stearns and BSSC) who do not receive a stockholder's instructions are entitled to vote on the election of directors. The New York Stock Exchange (the "NYSE") determines whether brokers who do not receive instructions will be entitled to vote on the other proposals contained in this Proxy Statement. Under the rules of the NYSE, if Bear Stearns and BSSC do not receive a stockholder's instructions, and other brokers are entitled to vote on a proposal, Bear Stearns and BSSC are also entitled to vote such shares of Common Stock, but only in the same proportion as the shares represented by votes cast by all other record holders with respect to such proposal. In the event of a broker non-vote with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum, but will not be deemed present and entitled to vote on that proposal for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated.

      The following table sets forth certain information furnished to the Company regarding each person or group of persons known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of September 8, 1999:


                                                            PERCENTAGE OF
   NAME AND ADDRESS OF         NUMBER OF SHARES OF        OUTSTANDING COMMON
     BENEFICIAL OWNER              COMMON STOCK                STOCK(1)
     ----------------              ------------                --------
Tiger Management
Corporation(2)                      7,007,160                    5.97%
Tiger Management L.L.C.
Tiger Performance L.L.C.
   101 Park Avenue
   New York, New York 10178

(1) Based on outstanding shares of 117,466,675.
(2) Tiger Management Corporation ("TMC") reported on SEC Form 13F dated 6/30/99 that it has shared voting and dispositive power with respect to 7,007,160 shares of common stock on behalf of the clients of Tiger Management L.L.C. ("TMLLC") and Tiger Performance L.L.C. ("TPLLC"). Julian H. Robertson, Jr. is the ultimate controlling person of TMC, TMLLC and TPLLC.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following information with respect to the outstanding shares of Common Stock beneficially owned by each director of the Company, each nominee for director of the Company, each executive officer named in the Summary Compensation Table under "Executive Compensation" and all directors, nominees and executive officers of the Company as a group, is furnished as of September 8, 1999. Also set forth below as of such date is certain information with respect to the number of shares of Common Stock represented by CAP Units credited to the accounts of such persons pursuant to the Capital Accumulation Plan (notwithstanding that shares underlying CAP Units generally are not deemed to be beneficially owned for this purpose because the named persons have neither the present ability to direct the vote nor the ability to dispose of such shares and will not have such rights within the next 60 days).

                                         AMOUNT                                                   PERCENTAGE OF
                                    AND NATURE OF           PERCENT OF                             OUTSTANDING
                                     COMMON STOCK          COMMON STOCK      COMMON STOCK          COMMON STOCK
                                     BENEFICIALLY          BENEFICIALLY       REPRESENTED         AND CAP UNITS
       NAME AND ADDRESS (1)          OWNED (2)(3)              OWNED         BY CAP UNITS            COMBINED
       --------------------          ------------              -----         ------------            --------
James E. Cayne (5).............         4,086,381              3.48%            2,631,131               4.22%
Carl D. Glickman (6)...........           362,139               (4)                     -                (4)
Alan C. Greenberg..............           274,886               (4)             1,308,066                (4)
Donald J. Harrington, C.M......               254               (4)                     -                (4)
Mark E. Lehman (7).............           110,720               (4)               297,876                (4)
Marshall J Levinson (8) .......             1,363               (4)                21,355                (4)
William L. Mack................            21,000               (4)                     -                (4)
Michael Minikes (9) ...........           457,812               (4)               472,621                (4)
Samuel L. Molinaro Jr..........             8,061               (4)                51,135                (4)
Frank T. Nickell...............            31,906               (4)                     -                (4)
Frederic V. Salerno............               390               (4)                     -                (4)
Alan D. Schwartz...............           937,635               (4)             1,830,242               1.74%
Warren J. Spector (10).........           388,202               (4)             3,367,231               2.36%
Vincent Tese...................             1,050               (4)                     -                (4)
Fred Wilpon....................             1,274               (4)                     -                (4)

All directors, nominees and
executive officers as a
group (15 individuals).........         6,683,073              5.69%            9,979,657               10.46%

-------------------------
                                                 (Footnotes on following page)

(1)   The address in each case is 245 Park Avenue, New York, New York 10167.

(2) Nature of Common Stock beneficially owned is sole voting and investment power, except as indicated in subsequent notes. Includes an aggregate of 3,199 shares of Common Stock owned by directors, nominees and executive officers through The Bear Stearns Companies Inc. Employee Stock Ownership Plans (the "ESOPs"). Shares owned by the ESOPs that are allocated to employees' accounts are voted on a "pass through" basis by the employees to whose accounts such shares are allocated. Shares not allocated to employees' accounts, and allocated shares for which voting directions have not been received, are voted by the trustee of the ESOPs in proportion to the manner in which allocated shares are directed to be voted by the employees.

(3) Does not include shares underlying CAP Units credited under the Capital Accumulation Plan, except for the following number of shares to be distributed during September 1999 to the following persons: Mr. Cayne - 47,866, Mr. Greenberg - 24,885, Mr. Lehman - 3,500, Mr. Levinson - 503,
      Mr. Minikes - 12,963, Mr. Molinaro - 656, Mr. Schwartz - 23,440, and Mr. Spector - 41,583.

(4)   Less than one percent.

(5) Does not include 43,495 shares of Common Stock owned by Mr. Cayne's wife, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 230,623 shares of Common Stock held by trusts established for Mr. Cayne's children, as to which shares Mr. Cayne disclaims beneficial ownership. Does not include 7,665 shares of Common Stock owned by a child of Mr. Cayne, as to which shares Mr.
      Cayne disclaims beneficial ownership.

(6) Does not include 3,264 shares of Common Stock owned by Mr. Glickman's wife, as to which shares Mr. Glickman disclaims beneficial ownership.

(7) Does not include 30,252 shares of Common Stock held in a trust established for Mr. Lehman's wife, as to which shares Mr. Lehman disclaims beneficial ownership.
(8) Does not include 74 shares of Common Stock held in a trust established for Mr. Levinson's daughter, as to which shares Mr. Levinson disclaims beneficial ownership.
(9) Does not include 1,696 shares of Common Stock owned by Mr. Minikes' wife, as to which shares Mr. Minikes disclaims beneficial ownership.

(10) Does not include 606 shares of Common Stock owned by Mr. Spector's wife, as to which shares Mr. Spector disclaims beneficial ownership.

                            I. ELECTION OF DIRECTORS

      The Board of Directors has nominated and recommends the election of each of the nominees set forth below as a director of the Company to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Each nominee is currently a director of the Company except for Messrs. Schwartz and Spector. Each nominee who is elected or re-elected to the Board of Directors will hold office until the next Annual Meeting of Stockholders, in accordance with the By-laws of the Company. Should any nominee become unable or unwilling to accept nomination or election, it is intended that the persons named in the enclosed proxy will vote the shares that they represent for the election of a substitute nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors. At present, it is anticipated that each nominee will be a candidate.

      The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock is required for the election of directors. Officers serve at the discretion of the Board of Directors.

                                                                                                       YEAR FIRST
                                                                                                       ELECTED TO
                                      AGE AS OF                                                         SERVE AS
                                     SEPTEMBER 8,                 PRINCIPAL OCCUPATION                 DIRECTOR OF
              NAME                       1999                    AND DIRECTORSHIPS HELD                THE COMPANY
              ----                       ----                    ----------------------                -----------
James E. Cayne.................           65          President and Chief Executive Officer of            1985
                                                      the Company and Bear Stearns, member of the
                                                      Executive Committee (as hereinafter
                                                      defined)

Carl D. Glickman...............           73          Private Investor; In the United States,             1985
                                                      Director, Lexington Corporate Property
                                                      Trust and Office Max Inc.; In Israel,
                                                      Director, Alliance Tire and Rubber Company
                                                      (1992) Ltd. and The Jerusalem Economic
                                                      Corporation Ltd., Trustee, Cleveland State
                                                      University

Alan C. Greenberg..............           72          Chairman of the Board of the Company and            1985
                                                      Bear Stearns and Chairman of the Executive
                                                      Committee

Donald J. Harrington, C.M......           53          President, St. John's University; Director,         1993
                                                      The Reserve Fund, Reserve Institutional
                                                      Trust, Reserve Tax-Exempt Trust, Reserve
                                                      New York Tax-Exempt Trust and Reserve
                                                      Special Portfolios Trust

William L. Mack................           59          Founder and Managing Partner, The Apollo            1997
                                                      Real Estate Investment Funds; President and
                                                      Senior Managing Partner, The Mack
                                                      Organization; Chairman of the Board of
                                                      Metropolis Realty Trust, Inc.; Director,
                                                      Mack-Cali Realty Corporation, Koger Equity,
                                                           Inc. and Vail Resorts, Inc.

Frank T. Nickell...............           52          President and Chief Executive Officer of            1993
                                                      Kelso & Company; Director, Earle M.
                                                      Jorgensen Company and Peebles Inc.

                                                                                                       YEAR FIRST
                                                                                                       ELECTED TO
                                      AGE AS OF                                                         SERVE AS
                                     SEPTEMBER 8,                 PRINCIPAL OCCUPATION                 DIRECTOR OF
              NAME                       1999                    AND DIRECTORSHIPS HELD                THE COMPANY
              ----                       ----                    ----------------------                -----------
Frederic V. Salerno............           56          Senior Executive Vice President and                 1992
                                                      CFO/Strategy and Business Development and
                                                      Director of Bell Atlantic Corporation;
                                                      Director, Avnet, Inc., KeySpan Energy
                                                      Corp., The Hartford and Viacom, Inc.

Alan D. Schwartz...............           49          Executive Vice President and Head of the          1987 (1)
                                                      Investment Banking Group of Bear Stearns;
                                                      Director, Unique Casual Restaurants, Inc.,
                                                      Young & Rubicam, Inc.

Warren J. Spector..............           41          Executive Vice President and Head of the          1990 (1)
                                                      Fixed Income Group of Bear Stearns

Vincent Tese...................           56          Chairman and Director of Wireless Cable             1994
                                                      International Inc.; Director, Allied Waste
                                                      Industries Inc., Angram, Inc., Bowne & Co.,
                                                      Inc., Cablevision International, Custodial
                                                      Trust Company, Mack-Cali Realty Corp. and
                                                      KeySpan Energy Corp.

Fred Wilpon....................           62          Chairman of the Board of Directors of               1993
                                                      Sterling Equities, Inc.; Chairman of
                                                      Executive Committee and Director of
                                                      Pathogenesis Corporation; President and
                                                      Chief Executive Officer of the New York Mets


(1) Did not serve as director during 1997 and 1998.

      Mr. Cayne has been Chief Executive Officer of the Company and Bear Stearns since July 1993. Mr. Cayne has been President of the Company for more than the past five years.

      Mr. Glickman has been a private investor for more than the past five years. Mr. Glickman is also currently Chairman of the Compensation Committee of the Board of Directors of the Company.

      Mr. Greenberg has been Chairman of the Board of the Company for more than the past five years.

      Father Harrington has been the President of St. John's University for more than the past five years.

      Mr. Mack has been President and Senior Managing Partner of The Mack Organization (a national owner, developer and investor in office and industrial buildings and other real estate) and Managing Partner of the Apollo Real Estate Investment Funds for more than the past five years. In 1997, Mr. Mack was appointed Chairman of the Executive Committee and Director of Mack-Cali Realty Corporation (a publicly traded real estate investment trust). Mr. Mack is Chairman of the Board of Metropolis Realty Trust, Inc.
(the owner of high rise office buildings).

      Mr. Nickell has been President of Kelso & Company, a privately held merchant banking firm, for more than the past five years. Mr. Nickell was appointed Chief Executive Officer of Kelso & Company in 1998.

      Mr. Salerno is the Senior Executive Vice President and CFO/Strategy and Business Development of Bell Atlantic Corporation ("Bell Atlantic"). Prior to the merger of NYNEX Corp. ("NYNEX") and Bell Atlantic, Mr. Salerno was the Vice Chairman of the Board of NYNEX for more than the past five years. Mr. Salerno served as Chairman of the Board of the State University of New York from 1990 to 1996.

      Mr. Schwartz has been an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Schwartz was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Schwartz is responsible for all of the investment banking activities of Bear Stearns.

      Mr. Spector has been an Executive Vice President of Bear Stearns for more than the past five years. Prior to June 30, 1999, Mr. Spector was an Executive Vice President of the Company and a member of the Executive Committee for more than the past five years. Mr. Spector is responsible for all of the fixed income activities of Bear Stearns.

      Mr. Tese has been Chairman of Wireless Cable International Inc. since April 1995. Mr. Tese was Chairman of Cross Country Wireless Inc. from October 1994 to July 1995 and was a corporate officer and a general partner of Cross Country Wireless Inc.'s predecessors, Cross Country Wireless Cable - I, L.P. and Cross Country Wireless Cable West, L.P., from 1990 until October 1994. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to December 1994. Mr. Tese is currently Chairman of the Audit Committee of the Board of Directors of the Company.

      Mr. Wilpon has been Chairman of the Board of Directors of Sterling Equities, Inc., a privately held entity, and certain affiliates thereof, which are primarily real estate development/owner management companies, for more than the past five years. Mr. Wilpon has also been President and Chief Executive Officer of the New York Mets baseball team for more than the past five years. Mr. Wilpon has been a Director of Pathogenesis Corporation, a publicly held bio-pharmaceutical company, for more than the past five years and currently serves as Chairman of its Executive Committee.

      There is no family relationship among any of the directors or executive officers of the Company.

BOARD AND COMMITTEE MEETINGS

      The Board of Directors held six meetings (exclusive of committee meetings) during the preceding fiscal year. In addition, the Board of Directors has established three committees whose functions and current members are noted below. The Audit Committee and Compensation Committee (collectively, the "Board Committees") are committees of the Board of Directors and consist solely of members of the Board of Directors. The Executive Committee includes individuals who are not members of the Board of Directors, but may function in a manner comparable to that of the Board Committees under certain circumstances as described below. Each current director, except Messrs. Nickell and Tese, attended 75% or more of the aggregate number of meetings of the Board of Directors and meetings of the Board Committees (including for this purpose, the Executive Committee) on which he or she served which were held during such period.

      EXECUTIVE COMMITTEE. During the last fiscal year, the Executive Committee of the Company (the "Executive Committee") consisted of Messrs. Cayne, Greenberg (Chairman), Lehman, Schwartz and Spector. It met once each week and more frequently, as required, having held 59 meetings during the preceding fiscal year. The Executive Committee has the authority between meetings of the Board of Directors to take action with respect to a variety of matters delegated by the Board of Directors that are considered to be in the ordinary course of the Company's business and, so long as the action is also approved by a majority of the members who are also directors of the Company, take all actions with respect to the management of the Company's business that require action of the Board of Directors, except with respect to certain matters that by law and the provisions of the Certificate of Incorporation must be approved by the Board of Directors.

      AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the "Audit Committee") consists of Messrs. Glickman, Mack, Salerno, and Tese (Chairman). Each of the foregoing is a director who is not employed by the Company or affiliated with management. This Committee is responsible for reviewing and helping to ensure the integrity of the Company's financial statements. Among other matters, the Audit Committee reviews the Company's expenditures, reviews the Company's internal accounting controls and financial statements, reviews with the Company's independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of the Company's independent accountants. The Audit Committee held six meetings during the preceding fiscal year.

      COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the "Compensation Committee") consists of Messrs. Glickman (Chairman), Harrington, Nickell and Tese. Each of the foregoing is a director who is not employed by the Company or affiliated with management. The Compensation Committee establishes the compensation policies used in determining the compensation of all executive officers and other Senior Managing Directors, including members of the Board of Directors who are employees of the Company ("employee directors"). The Compensation Committee administers the Performance Compensation Plan pursuant to which the salary and bonus compensation of certain Senior Managing Directors (including certain executive officers) of the Company is determined. The Compensation Committee also approved the salary and bonus compensation of other executive officers and other Senior Managing Directors based upon recommendations made by the Executive Committee and the Management and Compensation Committee of the Company (the "Management and Compensation Committee") applying criteria established by the Compensation Committee. The Compensation Committee also administers certain aspects of the Capital Accumulation Plan. The Compensation Committee held ten meetings during the preceding fiscal year.

      The Board of Directors does not have a nominating committee.

                             EXECUTIVE COMPENSATION


                          COMPENSATION COMMITTEE REPORT

OVERVIEW

      The Compensation Committee establishes the compensation policies applicable to all executive officers and other Senior Managing Directors. The salary and bonus compensation of members of the Executive Committee and certain other Senior Managing Directors (who may also be executive officers) is determined by the operation of the Performance Compensation Plan, which plan has been adopted and is administered by the Compensation Committee and has been approved by the stockholders. The fiscal year 1999 salaries and bonuses of Senior Managing Directors, to the extent not determined by the Performance Compensation Plan, were approved by the Compensation Committee based upon recommendations by the Executive Committee and the Management and Compensation Committee, which committees based their recommendations on criteria established by the Compensation Committee.

COMPENSATION POLICIES

      From the time of the Company's initial public offering after succession on October 29, 1985, to the business of the Partnership, compensation for senior executives of the Company has been strongly influenced by the principle that the compensation of senior executives should be structured to directly link the executives' financial reward to Company performance. Thus, senior executives would both share in the success of the Company as a whole and be adversely affected by poor Company performance, thereby aligning their interests with the interests of the Company's stockholders. The Performance Compensation Plan, which was adopted in 1996, is designed to implement the foregoing philosophy. Under the Performance Compensation Plan, certain Senior Managing Directors (including executive officers) of the Company designated by the Compensation Committee receive a base salary of $200,000 per annum and a share of a performance-based bonus fund.

      The Company's compensation practice with respect to other Senior Managing Directors has been designed to link individual compensation with performance. Accordingly, the base salary of most other Senior Managing Directors has been limited to $200,000 per annum, with the preponderance of total compensation being in the form of a bonus determined on the basis of the following criteria:
(a) the overall annual performance of the Company; (b) the performance of any business unit or units in which the employee participates; (c) the need to maintain compensation levels comparable to those of competing financial services companies, including those in the Company's peer groups; and (d) the individual performance of the employee in question from the viewpoints of (i) managerial responsibilities, (ii) direct production of revenue, (iii) recruiting and the development and maintenance of the Company's franchise, (iv) controlling costs, and (v) promoting cooperation within and between business units.

      The Compensation Committee believes that the establishment of the Capital Accumulation Plan during fiscal year 1991 represented an important additional step in the Company's goal to further strengthen the alignment of management and stockholder interests, by increasing management ownership of the Company's Common Stock. During fiscal year 1999, 94% of the more than 400 eligible Senior Managing Directors of Bear Stearns (including all executive officers of the Company) participated in the Capital Accumulation Plan.

      On September 28, 1999, the Board of Directors, based on the recommendation of the Compensation Committee, adopted The Bear Stearns Companies Inc. Stock Award Plan (the "Stock Award Plan"), which is subject to approval by the stockholders at the Annual Meeting. The Stock Award Plan will allow for the grant of stock options and other stock awards. The Compensation Committee intends to grant future stock awards pursuant to the Stock Award Plan in concert with employee participation in the Capital Accumulation Plan. Such awards are expected to be paid in lieu of cash compensation otherwise payable to employees. Total compensation to employees including any future grants of stock awards made pursuant to the Stock Award Plan will be determined in relation to the Company's overall compensation philosophy and competitive conditions for attracting and retaining key employees.

      If the Stock Award Plan had been in effect for fiscal 1999, there would have been no increase in the total compensation payable to any employees, including the Company's executive officers. The Compensation Committee believes that the Stock Award Plan, in conjunction with the Capital Accumulation Plan will serve to link the interests of management and the stockholders. Compensation under the Stock Award Plan is intended to qualify for deductibility by the Company pursuant to Section 162(m) of the Internal Revenue Code.

PERFORMANCE COMPENSATION PLAN

      The Compensation Committee is also responsible for administering the Performance Compensation Plan (the "Plan"). All of the Company's Senior Managing Directors, including executive officers, are eligible to participate in the Plan. The Compensation Committee is required to designate those Senior Managing Directors who are participating in the Plan (the "Participants") within 90 days after the beginning of each fiscal year. Under the terms of the Plan, each of the Participants receives a base salary of $200,000 per annum and also shares in a performance-based bonus pool. The Compensation Committee determines the formula for calculating one or more bonus pools within 90 days after the beginning of each fiscal year based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance versus peer group companies; (h) expense management; and (i) total return to stockholders.

      The share of one or more of the bonus pools to be allocated to each Participant in any fiscal year will be determined by the Compensation Committee, in its sole discretion. However, under no circumstance may the aggregate amount of the bonuses paid under the Plan exceed 100% of the bonus pools computed under the formula designated by the Compensation Committee, as previously described above.

      For fiscal year 1999, the Compensation Committee created two separate performance-based pools. One pool consisted of five Participants, who were also members of the Company's Executive Committee (the "Executive Committee Pool"), while the other pool consisted of eight members, including three executive officers. The Compensation Committee established a formula for calculating the Executive Committee Pool based on the Company's adjusted after-tax return on common equity. The maximum amount allocable to the Executive Committee Pool was $150,000,000, of which the maximum percentage of any individual Participant was 30% of such pool. The total bonus pool resulting from this formula for fiscal 1999 was $75,655,000 as compared to the $76,091,000 paid in fiscal 1998 under the terms of the Management Compensation Plan.

      The Compensation Committee also established the formulas for calculating the other bonus pool for fiscal year 1999 and the share for each Participant based upon a combination of factors including departmental pre-tax profits and adjusted pre-tax return on equity of the Company. The total bonus pool resulting from the application of these formulas for fiscal year 1999 was $76,500,000 of which the Compensation Committee, based on the recommendation of the Management and Compensation Committee, and concurrence of the Executive Committee, determined that bonuses aggregating $31,450,000 would be paid to Participants in the other bonus pools.

      Section 162(m) of the Internal Revenue Code limits deductibility for federal income tax purposes of compensation in excess of $1,000,000 paid to individual executive officers named in the Summary Compensation Table per taxable year unless certain exceptions, including compensation based on performance goals, are satisfied. The Plan has been established and maintained in an effort to comply with the performance-based exception to limits on deductibility of executive officer compensation.

EQUITY OWNERSHIP AND CAPITAL ACCUMULATION PLAN

      A focus on performance and growth and the direct alignment of employee and stockholder interests flows from the substantial ownership of Common Stock and CAP Units by senior executives of the Company. As shown under "Security Ownership of Management", the three current members of the Executive Committee beneficially own 5.47% of the outstanding Common Stock and CAP Units combined, while all directors, nominees and executive officers as a group beneficially own 10.46% of the outstanding Common Stock and CAP Units combined as of September 8, 1999.

      The Capital Accumulation Plan has been and will continue to be a major contributor to equity ownership by senior executives. During fiscal year 1999, 94% of the more than 400 eligible Senior Managing Directors of Bear Stearns (including all executive officers of the Company) participated in the Capital Accumulation Plan.

      Under the Capital Accumulation Plan, all Senior Managing Directors of Bear Stearns (including executive officers of the Company) are eligible to participate on an elective basis. Participants in the Capital Accumulation Plan generally defer a portion of their annual compensation for a period (a "Deferral Period") of five years after the end of the fiscal year for which it was otherwise payable.

      A participant's compensation deferred pursuant to the Capital Accumulation Plan will be credited to such participant's deferred compensation account (the "Capital Accumulation Account") in the form of units ("CAP Units"). Upon the termination of a participant's Deferral Period under the Capital Accumulation Plan, the participant will be entitled to receive from the Company a number of freely transferable shares of Common Stock equal to the number of CAP Units then credited to such participant's Capital Accumulation Account plus cash in the amount, if any, of the participant's cash balance account at the end of such period.

      For  fiscal  years  1997,  1998  and  1999  participants  in  the  Capital
Accumulation Plan have deferred a total of approximately $718,000,000 in compensation which in turn has been used to acquire approximately 19.4 million CAP Units. Furthermore, for fiscal year 1999, 39.60% of the salary and bonus compensation (including amounts deferred pursuant to the Capital Accumulation
Plan) of the current members of the Executive Committee was deferred in the Capital Accumulation Plan while 56.45% of such compensation was deferred by all executive officers, directors and nominees. As of June 30, 1999, a total of 39,623,426 CAP Units were credited to the accounts of participants, representing 24.87% of the outstanding Common Stock and CAP Units combined.

      Pursuant to the terms of the Capital Accumulation Plan participants will only receive CAP Units to the extent shares are purchased from existing stockholders. Accordingly, employee stock ownership is increased without substantial dilution to earnings per common share or book value per common share. Such shares may be purchased in the open market or from participants who have received shares of Common Stock pursuant to the Capital Accumulation Plan.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      The total compensation of Mr. Cayne, the Company's Chief Executive Officer, along with other members of the Executive Committee, is determined in all material respects by the Performance Compensation Plan. Pursuant to the terms of the Performance Compensation Plan, for fiscal year 1999 Mr. Cayne received a base salary of $200,000 and shared in a bonus fund based on the Company's fiscal year 1999 after-tax return on equity. Mr. Cayne's proportionate share of the fiscal year 1999 bonus fund (as well as that of the other members of the Executive Committee) was determined by the Compensation Committee in September 1998, based on the recommendation of the Executive Committee as to how the bonus fund should be allocated among the members of the Executive Committee. The Executive Committee's recommendations were based on the same criteria established by the Compensation Committee for determining the total compensation of Senior Managing Directors who were not members of the Executive Committee for fiscal year 1999.

      Mr. Cayne's total salary and bonus compensation for fiscal 1999 was $21,383,400, an increase of 7% over fiscal 1998, which reflects the Company's financial performance and the allocation of the bonus fund. Of the total fiscal year 1999 compensation of Mr. Cayne, 48.2% was deferred under the Capital Accumulation Plan. Consequently, the ultimate realization of a substantial portion of Mr. Cayne's benefit from his current bonus will depend on the future performance of the Company and its Common Stock. In the five year period from fiscal 1994 through fiscal 1998, Mr. Cayne deferred $38,018,537 into the CAP Plan. The $8,639,708 reported in the All Other Compensation column of the Summary Compensation Table on page 13 reflect fiscal 1999 earnings related to these deferrals.

      The Compensation Committee believes that the Performance Compensation Plan and the Capital Accumulation Plan provide appropriate incentives to senior management of the Company and are fair and reasonable methods for determining the compensation of such employees. Collectively, these plans provide flexibility in structuring the compensation package for key employees, while the Capital Accumulation Plan serves to align employee and stockholder interests.

      Upon the recommendation of the Compensation Committee, the Company recently amended the Performance Compensation Plan and the Capital Accumulation Plan and adopted the Stock Award Plan, subject to the receipt of approval by the stockholders of the Company at the Annual Meeting. Collectively, these changes enhance the flexibility available to the Compensation Committee in structuring the compensation packages of key employees to reflect their contributions to the Company and also enhance the Company's ability to attract and retain key individuals in an intensely competitive business environment. The Stock Award Plan is more fully described below under "Approval of the Stock Award Plan."




                                          Compensation Committee


                                          Carl D. Glickman, Chairman
                                          Donald J. Harrington
                                          Frank T. Nickell
                                          Vincent Tese

                                  *     *     *

                  COMPENSATION TABLES AND OTHER INFORMATION

      The following table sets forth information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) for the three fiscal years ended June 30, 1999:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                              ANNUAL COMPENSATION                AWARDS
                                              -------------------                ------
NAME AND                   FISCAL                                           RESTRICTED STOCK         ALL OTHER
PRINCIPAL POSITION          YEAR         SALARY              BONUS(1)         AWARDS(2)(3)        COMPENSATION (4)
------------------          ----         ------              --------         ------------        ----------------
James E. Cayne              1999         $200,000           $10,871,700        $10,311,700            $8,639,708
Chief Executive Officer     1998          200,000            10,171,830          9,611,830             7,192,766
and President               1997          200,000            10,175,750          9,616,250             3,223,209

Alan C. Greenberg           1999          200,000             9,648,512          3,212,838             4,434,095
Chairman of the Board       1998          200,000            13,698,880          4,562,960             3,716,754
                            1997          200,000            14,132,375          4,707,625             1,685,120

Alan D. Schwartz            1999          200,000             8,725,119          8,108,119             5,589,797
Executive Vice President    1998          200,000             8,009,714          7,398,714             4,578,028
                            1997          200,000             8,002,250          7,412,750             1,981,791

Warren J. Spector           1999          200,000                18,000         20,219,713             9,658,375
Executive Vice President    1998          200,000             4,175,000         14,657,522             8,276,621
                            1997          200,000             4,204,500         14,635,500             3,523,924

  Mark E. Lehman            1999          200,000             2,544,650          1,994,650               869,158
Executive Vice President    1998          200,000             2,177,275          1,627,275               674,445
                            1997          200,000             1,892,500          1,342,500               278,866

      For each of the above-named officers, compensation information is provided for the full fiscal years during which he served as an executive officer of the Company.

(1)   Represents  amounts payable under the Performance  Compensation  Plan. See
      "Executive   Compensation  -  Compensation  Committee  Report  Performance
      Compensation Plan".

(2) Represents the portion of the named executive officer's bonus deferred pursuant to the Capital Accumulation Plan. See "Executive Compensation - Compensation Committee Report - Equity Ownership and Capital Accumulation Plan". In accordance with the Capital Accumulation Plan, all amounts are immediately vested but, typically, are not payable for a minimum of five years. Pursuant to the terms of the Capital Accumulation Plan, the Company may only allocate CAP Units to participants based upon the amount of shares of the Company's Common Stock repurchased during the fiscal year for purposes of the Capital Accumulation Plan. During fiscal 1999, the Company used a portion of the amount deferred by participants to purchase shares. Therefore, the amounts reflected as restricted stock awards in the table above have only been partially allocated to the participants' CAP Unit accounts. For the fiscal year ended June 30, 1999, the following CAP Units were credited to such persons' Cap Units accounts as a result of their fiscal year 1999 deferrals: Mr. Cayne -- 186,949; Mr. Greenberg -- 58,248; Mr. Schwartz -- 146,999; Mr. Spector -- 366,580; and Mr. Lehman --
      36,162. The remaining amounts deferred were credited to the participants' Capital Accumulation Plan cash accounts. The Company intends, subject to market conditions, to continue to purchase in future periods a sufficient number of shares of Common Stock in the open market to enable the Company to allocate CAP Units with respect to the amounts reflected in the Capital Accumulation Plan cash accounts.

(3) As of June 30, 1999, the value and the aggregate number of CAP Units credited to the accounts of each named person (based on the closing price of the Common Stock on the Consolidated Transaction Reporting

      System on such date) was: Mr. Cayne -- $125,243,138 (2,678,997 units); Mr. Greenberg -- $62,315,483 (1,332,951 units); Mr. Schwartz -- $86,659,676
      (1,853,683 units); Mr. Spector -- $159,362,066  (3,408,814 units); and Mr.
      Lehman -- $14,089,351 (301,376 units).

(4) Represents preferential earnings paid in the form of CAP Units pursuant to the Capital Accumulation Plan that exceed cash dividends paid on the equivalent shares of Common Stock.



                                PERFORMANCE GRAPH

      The following performance graph compares the performance of an investment in the Company's Common Stock over the last five fiscal years with the S&P 500 Index, the S&P Financial Diversified Index and its Peer Group. The entities included in the Company's current peer group (the "Peer Group") consist of Merrill Lynch & Co., Inc., Morgan Stanley, Dean Witter & Co., PaineWebber Group Inc., Donaldson, Lufkin & Jenrette, Inc. and Lehman Brothers Holdings, Inc. The performance graph assumes the value of the investment in the Company's Common Stock and each index was $100 on June 30, 1994, and that all dividends have been reinvested. There can be no assurance that the Company's future stock performance will correlate with past stock performance.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN


                               [GRAPHIC OMITTED]


Assumes $100 invested on June 30, 1994 in the Company's Common Stock; S&P 500 Index; S&P Financial Diversified Index; the Peer Group and that all dividends have been reinvested.

                                    1994    1995    1996    1997    1998    1999
                                    ----    ----    ----    ----    ----    ----

The Bear Stearns Companies Inc.   100.00  136.45  162.70  252.57  425.83  372.65

Peer Group (1)                    100.00  148.18  174.32  300.63  541.13  556.06

S & P Financial Diversified Index 100.00  125.62  167.09  247.97  382.01  496.22

S & P 500 Index                   100.00  126.07  158.85  213.97  288.94  354.70

-------------------------
(1) Peer Group calculation assumes conversion of Morgan Stanley Group Inc. shares into newly formed company, Morgan Stanley, Dean Witter & Co., in June 1997. Donaldson, Lufkin & Jenrette, Inc.'s performance is not included in results for 1994 and 1995. The Peer Group no longer includes Bankers Trust Corporation, due to its merger with Deutsche Bank and the unavailability of financial information. The Peer Group also does not include Travelers Group, Inc., due to its merger with Citigroup, Inc. and the unavailability of financial information on a comparable basis.

COMPENSATION OF DIRECTORS

      Each director who is not an employee of the Company receives an annual retainer of $25,000, plus $800 for each meeting of the Board of Directors attended, and reasonable expenses relating to attendance at such meetings. Directors who are members of the Audit Committee and directors who are members of the Compensation Committee receive additional compensation at the rate of $1,500 for each meeting of the Audit Committee or Compensation Committee attended, with the exception of telephone conference committee meetings (where a quorum consists of directors attending via telephone conference call) as to which the compensation paid for participation is $200.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN TRANSACTIONS

      The Company, in the ordinary course of business, has extended credit to certain of its directors, officers and employees in connection with their purchase of securities. Such extensions of credit have been made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with non-affiliated persons, and did not involve more than the normal risk of collectability or have unusual terms or conditions which are disadvantageous to the Company. To the extent officers and employees of the Company and members of their immediate families wish to purchase securities in brokerage transactions, they ordinarily are required to do so through Bear Stearns, which offers them a discount from its standard commission rates that could be substantial depending on various factors, including the size of the transaction. Bear Stearns periodically in the ordinary course of its business, enters into transactions, as principal, involving the purchase or sale of securities and commercial paper (including different forms of repurchase transactions) with directors, officers, employees of the Company and members of their immediate families. Such purchases and sales of securities or commercial paper on a principal basis are effected on substantially the same terms as similar transactions with unaffiliated third parties.

      The Company, from time to time, has made loans to its officers and other employees against commissions and other compensation which would otherwise be payable to them in the ordinary course of business. Interest is generally charged by the Company on such loans at the same rate of interest charged by BSSC on loans to purchase securities. The Company currently requires that any such loan in excess of $7,500 made to officers and other employees against commissions or other compensation be approved by the Management and Compensation Committee. During the fiscal year ended June 30, 1999, the maximum aggregate amount of month-end loans outstanding against commissions and other compensation was approximately $3,884,278.

      The Company has formed a limited partnership, The BSC Employee Fund, L.P. (the "Fund"), which provides an investment opportunity for the Company's Senior Managing Directors and Managing Directors. The Fund has committed to invest $62,000,000 in a diversified group of closed-end acquisition and leveraged buyout funds that are managed by highly regarded private equity firms. As of June 30, 1999, 337 participants in the Fund have purchased a total of 1,215 limited partnership interests. Each limited partnership interest represents a commitment by the participant to invest $50,000, of which $25,000 is funded by the participant and $25,000 is in the form of a nonrecourse, interest-bearing loan from the Company to the Fund participant. The loans bear interest at the London Interbank Offered Rate plus 1.0%. Capital calls since June 12, 1997 have totalled 71.94% of each participant's equity commitment. The total amount loaned to the participants in the Fund at June 30, 1999 was $15,821,900. At such date, loans in excess of $60,000 were outstanding to the following directors or executive officers in the aggregate dollar amount set forth after each of their respective names: James E. Cayne ($263,258), Alan D. Schwartz ($263,258), and Warren J. Spector ($1,053,033). The aggregate amount of the loans outstanding to all directors and executive officers as a group on such date was $1,658,527.

      Other than as described in this Proxy Statement, no director or executive officer of the Company was indebted to the Company during the last fiscal year for any amount in excess of $60,000.

      Sterling BSC Inc. ("Sterling BSC") and Hines Interests Limited Partnership ("Hines"), as a joint venture (the "Joint Venture"), are acting as a consultant to the Company on certain real estate matters. The Company entered into an agreement with Bradick 383 Associates LLC (the "Developer"), of which Sterling BSC owns a 60% interest and Hines owns a 40% interest. Under the terms of this agreement, relating to the development of the Company's new world headquarters being developed at 383 Madison Avenue, the Company has agreed to pay a development fee of $12 million and has also agreed to reimburse the Developer for any direct administrative costs associated with the project. During fiscal 1999, the Company paid the Developer $3,846,105 related to this agreement. Fred Wilpon, a director of the Company, is Chairman, Chief Executive Officer and a 33.75% stockholder of Sterling BSC. Mr. Wilpon and members of his family own approximately 85% of the outstanding stock of Sterling BSC.

      The Company represented Apollo Real Estate Investment Funds and other entities in a $1 billion convertible preferred investment in Patriot American Hotels. The Company received fee income in the amount of $12 million in 1999 in connection with this transaction. William L. Mack, a director of the Company, is the Founder and Managing Partner of Apollo Real Estate Investment Funds.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The current members of the Company's Compensation Committee are Messrs. Glickman, Harrington, Nickell and Tese, none of whom is or has been an officer or an employee of the Company. There were no "Compensation Committee Interlocks" during fiscal year 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and any persons who own more than ten percent of the Company's Common Stock, to file reports of initial ownership of the Company's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and furnish the Company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5's were required, the Company believes that during the 1999 fiscal year all Section 16(a) filing requirements were complied with.

        II. APPROVAL OF AMENDMENT TO THE PERFORMANCE COMPENSATION PLAN

GENERAL

      The Performance Compensation Plan was adopted by the Compensation Committee on September 10, 1996 and was approved by stockholders at the 1996 Annual Meeting. The Performance Compensation Plan was amended thereafter on a number of occasions by the Compensation Committee, both with and without stockholder approval, as required. The last amendments to the Performance Compensation Plan, prior to the proposed amendment being considered at the Annual Meeting, were adopted effective October 29, 1998 and are reflected in the amended and restated Performance Compensation Plan filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for fiscal quarter ended December 31, 1998.

      The Performance Compensation Plan is applicable for the five fiscal years of the Company ending June 30, 2003. All of the Company's Senior Managing Directors, including executive officers, are eligible to participate in the Performance Compensation Plan. The Compensation Committee is required to designate those Senior Managing Directors who are participating in the Performance Compensation Plan (the "Participants") within 90 days after the beginning of each fiscal year. Under the terms of the Performance Compensation Plan, each of the Participants receives a base salary of $200,000 per annum and also shares in a performance-based bonus pool. The Compensation Committee determines the formula for calculating one or more bonus pools within 90 days after the beginning of each fiscal year based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance versus peer group companies (h) expense management; and (i) total return to stockholders.

      The share of one or more of the bonus pools to be allocated to each Participant in any fiscal year will be determined by the Compensation Committee, in its sole discretion. However, under no circumstance may the aggregate amount of the bonuses paid under the Performance Compensation Plan exceed 100% of the bonus pools computed under the formula designated by the Compensation Committee as previously described above. The Compensation Committee, in its sole discretion, may reduce the amount of the bonus of any Participant. The maximum amount allocable by the Compensation Committee to the annual bonus pool related to Participants who are members of the Executive Committee in the aggregate for any fiscal year shall not exceed $150 million, and the proportionate share of such bonus pool for any fiscal year for each Participant who is a member of the Executive Committee shall not exceed 30% of the amount of such bonus pool. The maximum bonus that may be allocated to a Participant who is not a member of the Executive Committee in any fiscal year is $15 million. The Performance Compensation Plan may be amended by the Compensation Committee provided that no such action may retroactively impair or otherwise adversely affect the rights of any Participant prior to the date of such action.


PROPOSED AMENDMENT TO PERFORMANCE COMPENSATION PLAN

      On September 29, 1999, the Compensation Committee adopted an amendment to the Performance Compensation Plan, subject to stockholder approval at the Annual Meeting. The proposed amendment to the Performance Compensation Plan would set the maximum amount allocable by the Compensation Committee to the annual bonus pool relating to Participants who are members of the executive committee of Bear Stearns in the aggregate for any fiscal year at $150 million, and establish that the maximum bonus that may be allocable to a Participant who is not a member of the executive committee of Bear Stearns at $15 million.

      The amendment to the Performance Compensation Plan is being submitted to stockholders in an effort to meet the requirements for deductibility by the Company under Section 162(m) of the Internal Revenue Code for Senior Managing Directors who are or may become members of the executive committee of Bear Stearns in the future. (See "Executive Compensation - Compensation Committee Report - Performance Compensation Plan" for a discussion of Section 162(m) of the Internal Revenue Code.)

      Set forth below is the text of the revised Section 5.5 of the Performance Compensation Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

      "Section 5.5. The maximum amount allocable by the Compensation Committee to the Annual Bonus Pool related to Participants who are members of THE EXECUTIVE COMMITTEE OF BEAR, STEARNS & CO. INC. in the aggregate for any fiscal year shall not exceed $150,000,000. The maximum amount allocable to any individual Participant who is not a member of such executive committee shall not exceed $15,000,000."

      The foregoing amendment to the Performance Compensation Plan would not have changed any of the benefits paid to participants if it had been in effect for fiscal year 1999, and the amount of benefits in future years, if any, are not determinable at the present time.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE PERFORMANCE COMPENSATION PLAN.

         III. APPROVAL OF AMENDMENTS TO THE CAPITAL ACCUMULATION PLAN

GENERAL

      The Capital Accumulation Plan was adopted initially by the Board of Directors and approved by stockholders as of September 6, 1990. The Capital Accumulation Plan was amended thereafter on a number of occasions by the Compensation Committee, both with and without stockholder approval, as required. The last amendments to the Capital Accumulation Plan, prior to the proposed amendment being considered at the Annual Meeting, were adopted effective October 29, 1998, and are reflected in the amended and restated Capital Accumulation Plan filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for fiscal quarter ended December 31, 1998. All references to the "Plan" in the remaining text of this subsection shall mean the Capital Accumulation Plan.

      Under the Capital Accumulation Plan, all Senior Managing Directors of Bear Stearns (including the executive officers of the Company) are eligible to participate on an elective basis. Participants in the Capital Accumulation Plan are entitled to defer a portion of their compensation earned during each fiscal year. Participants are generally required to commit to defer a portion of their compensation during each of the three fiscal years subsequent to their initial election to participate in the Capital Accumulation Plan. Thereafter, whenever the Compensation Committee allows a new group of Senior Managing Directors to participate in the Capital Accumulation Plan for three years, the duration of the Capital Accumulation Plan is extended, thereby permitting existing participants to defer compensation for an additional fiscal year or years. During fiscal year 1999, 94% of the more than 400 eligible Senior Managing Directors participated in the Capital Accumulation Plan, including all executive officers. Participants in any fiscal year are generally required to defer the following percentages of their total compensation for such fiscal year (after deducting any amounts deferred under other plans sponsored by the Company) that exceeds $200,000 (or the then prevailing annual base salary for Senior Managing Directors):


      25% of the first...................................       $300,000
      30% of the next....................................        500,000
      40% of the next....................................      1,000,000
      50% of the compensation exceeding..................      2,000,000

      In lieu of the foregoing amounts, Senior Managing Directors over the age of 55 may elect to defer only 25% of their aggregate compensation in excess of $200,000 and all participants may elect to defer all or any portion of their compensation in excess of $200,000 in addition to the minimum amount set forth in the table above ("Additional Deferral Amounts"), subject, in the case of Additional Deferral Amounts to the approval of the Management and Compensation Committee, or in the case of persons subject to the reporting requirements of
Section 16(a) of the Securities Exchange Act of 1934, as amended ("Reporting Persons"), to the approval of the Compensation Committee.

      Participants' compensation will be deferred for a period (a "Deferral Period") of five years after the end of the fiscal year for which it was otherwise payable, which period may be extended or reduced under certain circumstances, including the financial hardship of the participant. Participants over the age of 55 may elect a shorter deferral period. A participant's compensation deferred pursuant to the Capital Accumulation Plan will be credited to such participant's deferred compensation account (the "Capital Accumulation Account") in the form of units ("CAP Units"). The number of CAP Units to be so credited generally will be determined by dividing the amount of each participant's compensation deferred in respect of such fiscal year by the average cost per share of Common Stock acquired for the purposes of the Capital Accumulation Plan.

      Each CAP Unit credited to the participant's Capital Accumulation Account will entitle the participant to receive, on an annual basis, a Net Earnings Adjustment generally equal to the Company's pre-tax earnings per share (as determined in accordance with the Capital Accumulation Plan) for such fiscal year less an adjustment for changes in the Company's book value per share of the Common Stock during such years resulting from increases or decreases in the Company's retained earnings attributable to net income or loss after deducting dividends declared with respect to any capital stock of the Company, during such year. The Net Earnings Adjustment generally will be credited to participants' Capital Accumulation Accounts on an annual basis in the form of a number of additional CAP Units.

      Notwithstanding the foregoing, the aggregate number of CAP Units that may be credited pursuant to the Capital Accumulation Plan in respect of any fiscal year may not exceed the number of Available Shares (as defined in the Capital Accumulation Plan) acquired for the Capital Accumulation Plan with respect to such fiscal year. Because of this limitation, if the Company is not able to credit CAP Units in respect of all compensation deferred for any fiscal year, or to make any required Net Earnings Adjustments in full, then the amount of compensation for which no CAP Units were awarded will be credited instead to an interest-bearing "cash balance account" maintained for each participant. In subsequent fiscal years, to the extent that the Company acquires shares of Common Stock and the Compensation Committee designated such shares for such use under the Capital Accumulation Plan, it will credit at the end of each fiscal quarter a number of CAP Units corresponding to such shares. The price at which CAP Units will be so credited in respect of deferred cash balances will be the average cost per share of the corresponding shares of Common Stock acquired by the Company during such fiscal quarter.

      Upon the termination of a participant's Deferral Period under the Capital Accumulation Plan, the participant will be entitled to receive from the Company a number of freely transferable shares of Common Stock equal to the number of CAP Units then credited to such participant's Capital Accumulation Account plus cash, if any, in the participant's cash balance account at the end of such period. If a participant dies, the participant's estate (or the designated beneficiary) will receive the number of shares of Common Stock corresponding to the CAP Units then credited to such participant's account as of the first day of the fiscal year following the date of death plus any cash in the participant's cash balance account. If a participant's employment is terminated for any reason prior to the end of the Deferral Period (other than by reason of death), the Management and Compensation Committee or, in the case of a Reporting Person, the Compensation Committee (the "Appropriate Committee") has the discretion, among other things, to accelerate the distribution of CAP Units in the form of shares of Common Stock for all Plan Years plus any cash in his cash balance account, and/or void any deferral elections for which CAP Units have not yet been credited and distribute cash in lieu of shares with respect thereto.

      The maximum number of CAP Units that may be credited to all Capital Accumulation Plan participants' Capital Accumulation Accounts under the Capital Accumulation Plan for any Plan Year shall not exceed the equivalent number of shares of Common Stock equal to the sum of 15% of the outstanding shares of Common Stock (as defined in the Capital Accumulation Plan) as of the last day of such Plan Year (the "Base Shares") and the number, if any, by which the sum of the Base Shares in all prior fiscal years beginning on or after July 1, 1993, exceeds the number of shares credited to participants' Capital Accumulation Accounts under the Capital Accumulation Plan in all prior fiscal years.

      The Company reserves the right to terminate the entire Capital Accumulation Plan, or any portion of the Plan representing a particular fiscal year's deferred compensation, at any time in its sole discretion. The Capital Accumulation Plan also provides for acceleration of deferrals in the event of certain defined events constituting a "change in control" of the Company. In the event of a "change in control," the Capital Accumulation Plan will be deemed to be terminated immediately, and the shares of Common Stock will be issued within 60 days thereafter. The Capital Accumulation Plan may be amended by the Compensation Committee provided that no such action shall retroactively impair or otherwise adversely affect the rights of any person prior to the date of any action.

      A participant may not assign, pledge or otherwise transfer his interest in his Capital Accumulation Account except by designating a beneficiary who shall be entitled to receive any amounts payable under the Capital Accumulation Plan upon the participant's death. The Company is not required to establish a special or separate fund or to otherwise segregate any assets to assure any payments under the Capital Accumulation Plan, and has no obligation to invest all or any portion of the participants' Capital Accumulation Accounts in Common Stock. The Capital Accumulation Plan provides that the rights of each participant shall be no greater than the rights of a general unsecured creditor of the Company.

PROPOSED AMENDMENTS TO CAPITAL ACCUMULATION PLAN

      The Capital Accumulation Plan presently permits the Company to purchase shares of Common Stock, for issuance under the Plan, in the open market, in private transactions (which may include the repurchase from participants of Common Stock distributed upon the expiration of a Deferral Period), or by entering into forward contracts to purchase Common Stock under the Capital Accumulation Plan from participants at the time the Common Stock is distributed. Forward contracts entitle participants to receive an amount of cash equal to the average price of the Common Stock on the New York Stock Exchange during the term of the forward contract. The Compensation Committee has determined that it would be advantageous to both the Company and participants to have a provision in the repurchase contract that would not require the Company to repurchase stock when the price was above a predetermined level, nor would it require the participant to sell stock when the price was below a predetermined level with respect to that period. Participants will continue to benefit from the ability to engage in an orderly disposition of their shares at prices designed to afford protection against undue volatility in the trading price of the Common Stock at the time of distribution. The ultimate purchase price paid by the Company pursuant to a forward purchase contract may be higher than the trading price of the Common Stock at the time of repurchase, thereby resulting in a benefit to participants. This amendment is being submitted to stockholders in an effort to meet the requirements for deductibility by the Company under Section 162(m) of the Internal Revenue Code. (See "Executive Compensation -- Compensation Committee Report - Performance Compensation Plan" for a discussion of Section 162(m) of the Internal Revenue Code).

      On September 7, 1999, the Compensation Committee adopted an amendment to the Capital Accumulation Plan, subject to stockholder approval at the Annual Meeting. The amendment to Section 8.7 would allow entering into forward contracts containing a purchase price that falls within a range of prices defined by the Board Committee. Set forth below is the text of the revised
Section 8.7 of the Capital Accumulation Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

      "Section 8.7. FORWARD REPURCHASES OF COMMON STOCK. The Company shall have the right, upon authorization of the Board Committee, to enter into forward contracts for the repurchase from one or more participants of any or all shares of Common Stock representing CAP Units previously credited to the Capital Accumulation Accounts of such participants with respect to any Plan Year and distributed on or after the relevant Termination Date of the Deferral Period ending in the then current Fiscal Year, having such terms and conditions as shall be determined by the Board Committee, for a purchase price per share equal to the average of the closing prices of the Common Stock as reported on the New York Stock Exchange Consolidated Tape for each day of trading in the Common Stock during the period from the effective date of the contract to the date of repurchase, PROVIDED THAT SUCH PRICE IS WITHIN THE RANGE DEFINED BY THE BOARD COMMITTEE, AND PROVIDED FURTHER that a contract may not be entered into more than twelve
      (12) months prior to the expiration of the applicable Deferral Period and will terminate, and be null and void, unless the Company satisfies performance goals established by the Board Committee in writing, by resolution of the Board Committee or other appropriate action, not later than ninety (90) days after the commencement of the Fiscal Year to which the performance goals relate, and certified by the Board Committee in writing as having been satisfied prior to the relevant Termination Date. The formula for calculating the performance goals shall be based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Board Committee shall determine, for a period of not less that nine (9) months of the applicable Fiscal Year: (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share;
      (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders."

      The Capital Accumulation Plan presently provides that the entire amount of a participant's deferral will be credited as CAP Units (or as a credit to the participant's cash account, in the event that sufficient CAP Units are not available.) On September 29, 1999, the Capital Accumulation Plan was amended by the Compensation Committee, subject to stockholder approval at the Annual Meeting, to provide that a portion of a participant's deferrals may not be credited as CAP Units. Specifically, the Compensation Committee will determine a percentage of a participant's deferrals which will not be credited to the participant's Capital Accumulation Account. It is intended that the participant will instead receive options to purchase shares of Common Stock pursuant to the Stock Award Plan (see approval of the Stock Award Plan) or other consideration.

      Set forth below is the text of the revised sections of the Capital Accumulation Plan containing the amendments being proposed at the Annual Meeting. The amendments are qualified in their entirety by reference to such text.

      1. The following definitions shall be added to Section 2.1:

      "Stock Award Amount" means, for a Plan Year, a dollar amount equal to the sum of (a) a Participant's Required Deferral Amount for the Plan Year, multiplied by the related Stock Award Percentage, plus (b) a Participant's Additional Deferral Amount, if any, multiplied by the related Stock Award Percentage.

      * * * * * * * **

      "Stock Award Percentage" means, for any Plan Year, the percentage determined by the Compensation Committee, which will be applied to either the Required Deferral Amount or the Additional Deferral Amount to determine the amount which will be awarded pursuant to the Stock Award Plan. The Compensation Committee has the right to select different percentages for determining each of these amounts.


      2. The definition of "Total Deferral Amount" in Section 2.1 shall be amended to read as follows:

      "Total Deferral Amount" for any Participant means, for each Plan Year, the sum of the Required Deferral Amount and the Additional Deferral Amount, reduced by the Stock Award Amount.


      The foregoing amendments to the Capital Accumulation Plan would not have had any impact on benefits paid to participants if they had been in effect for fiscal year 1999, and the amount of benefits in future years, if any, are not determinable at the present time.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE CAPITAL ACCUMULATION PLAN.

                      IV. APPROVAL OF THE STOCK AWARD PLAN

      The Board of Directors proposes that the stockholders approve the Stock Award Plan, a copy of which is attached to this Proxy Statement as Exhibit A. Stockholders are encouraged to review the Stock Award Plan carefully. Any description in this Proxy Statement of the Stock Award Plan is qualified in its entirety by a reference to Exhibit A.

      On September 28, 1999, the Board of Directors adopted the Stock Award Plan, subject to approval by the stockholders at the Annual Meeting. The Stock
Award Plan is being submitted to stockholders in an effort to meet the requirements for deductibility by the Company under Section 162(m) of the Internal Revenue Code. (See "Description of the Stock Award Plan - Certain Federal Income Tax Consequences - Limitations on Company Deductions; Parachute Payments" for a discussion of Section 162(m) of the Internal Revenue Code). If stockholder approval of the Stock Award Plan is not obtained, no options or other equity participation will be issued under the Stock Award Plan.

PURPOSE

      The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of key employees who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such key employees and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace. The Company intends to grant future stock awards pursuant to the Stock Award Plan in concert with employee participation in the Capital Accumulation Plan.

      The Bear Stearns Companies Inc. 1985 Stock Option Plan (the "1985 Option Plan") expired on October 28, 1995. The only grants pursuant to the 1985 Option Plan were made in August of 1989 and there are no remaining unexercised options outstanding. Since that date, the Company has relied on the Capital Accumulation Plan to provide long-term incentive compensation to the Company's key executives. The Company adopted the Stock Award Plan in the belief that the flexibility to selectively use options and other stock awards as part of an overall compensation package for key employees may enhance the Company's ability to attract and retain such individuals in an intensely competitive business environment. A number of the Company's competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align executive incentives with the long-term goals of the Company's stockholders, in a tax-efficient manner.

DESCRIPTION OF THE STOCK AWARD PLAN

      The Stock Award Plan is set forth as Exhibit A to this Proxy Statement and the summary of the material terms of the Stock Award Plan contained herein is qualified in its entirety by a reference to Exhibit A. All references to the "Plan" in the remaining text of this subsection shall mean the Stock Award Plan.

      The determination of employee recipients of options and awards, their terms and conditions within the parameters of the Plan and the number of shares covered by each option or award will be determined and administered by the Compensation Committee ("Committee").

      Key employees of the Company or any of its subsidiaries, including executive officers and directors, to the extent that they are key employees of the Company or any of its subsidiaries, are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Compensation Committee and may include: (i) options to purchase shares of Common Stock in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code ("ISOs"), or non-qualified stock options; (ii) stock appreciation rights granted in tandem with such options ("SARs"); (iii) restricted stock awards; and (iv) stock units representing the right to receive shares of Common Stock at the end of a specified deferral period. At the time of original grant of options, the Compensation Committee may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Common Stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 1,000,000 shares of Common Stock, as adjusted to reflect certain changes to the outstanding Common Stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, non-qualified stock options may be transferred, for no consideration, to certain family members of the plan participant or to trusts for such family members. Restricted stock awards and deferred stock units remain subject to the restrictions established by the Compensation Committee for the restriction or deferral period and may not be sold, transferred, pledged or otherwise encumbered during such period. Shares of such restricted stock and deferred stock units will be forfeited and will revert to the Company upon the recipient's termination of employment during the restriction or deferral period, except to the extent that the Compensation Committee finds that such forfeiture is not in the best interest of the Company.

      The option price per share of options granted under the Plan shall be determined by the Compensation Committee. However, the per share option price of any ISO shall not be less than 100% of the fair market value (as hereinafter defined) of a share of Common Stock at the time the ISO is granted, and the per share option price of any non-qualified stock option shall not be less than 50% of the fair market value of a share of Common Stock at the time the non-qualified stock option is granted. The "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Compensation Committee determines in good faith to be reasonable. At the close of trading on September 20, 1999, the closing sales price of the Common Stock as reported on the NYSE was $41.375 per share. Each option shall be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Compensation Committee and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an option may be made (i) by check payable to the Company, (ii) with the consent of the Compensation Committee by delivery of Common Stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) with the consent of the Compensation Committee, and at the election of the participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price, (iv) in accordance with a cashless exercise program as specified in the Plan or (v) by any combination of the foregoing alternatives or by any other means that the Compensation Committee deems appropriate. No optionee shall have any rights to dividends or other rights of a stockholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

      The Compensation Committee may, in its sole discretion, with respect to each option granted under the Plan, grant tandem stock appreciation rights, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

      Awards of restricted stock under the Plan may be in addition to or in lieu of option grants. During the restriction period (which may be a restriction period that ends after certain period(s) of time and/or upon the attainment of certain performance goals, as set by the Compensation Committee) the recipient of restricted stock is not permitted to sell, transfer, pledge or otherwise encumber the shares, and upon the recipient's termination of employment during the restriction period, shares of restricted stock shall generally revert to the Company. If provided by the Compensation Committee shares of restricted stock may become free of restriction under certain circumstances such as death, permanent disability or retirement of the recipient or the occurrence of a Change in Control of the Company (as hereinafter defined) or following any other termination of employment where the Compensation Committee determines that forfeiture is not in the best interest of the Company.

      Deferred stock units represent the right to receive shares of Common Stock after the deferral period and subject to such other terms and conditions as set by the Compensation Committee. During the deferral period, dividends on the specified number of shares of Common Stock covered by the deferred stock units may be paid in cash, or deferred and/or the value thereof automatically reinvested in additional deferred stock units as the Committee may determine or permit the participant to elect.

      In the event of a Change in Control of the Company, the Compensation Committee may, to assure fair and equitable treatment of the participants in the Plan (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or deferred stock units awarded pursuant to the Plan; (ii) offer to purchase any outstanding option, shares of restricted stock or deferred stock units made pursuant to the Plan from the holder for its equivalent cash value; and (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means: (a) a majority of the Board of Directors ceases to consist of Continuing Directors (as hereinafter defined); (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors. "Continuing Directors" means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

      An aggregate of 25,000,000 shares of Common Stock (subject to adjustment as described below and provided in the Plan) will be subject to the Plan. No more than 8,000,000 of such shares may be awarded as restricted stock awards. Shares subject to options which terminate or expire unexercised, or shares of restricted stock which are forfeited, will become available for future option grants or restricted stock awards.

      The Company's Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the stockholders (i) change the class of employees eligible to receive an award of restricted stock or options payable in Common Stock, (ii) increase the total number of shares reserved for issuance under the Plan or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee may amend the terms of any award of restricted stock or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of
Section 422 of the Internal Revenue Code.

      In the event of certain changes to the outstanding Common Stock such as stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors shall appropriately adjust the character and number of shares available under the Plan and the Compensation Committee shall appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

      The Plan became effective on the date of its adoption by the Board of Directors, subject to approval by the stockholders at the Annual Meeting. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the Plan, (ii) the date all shares of Common Stock subject to the Plan are purchased according to the Plan, or (iii) ten years from the effective date of the Plan.

      The size of future grants of stock options and stock appreciation rights and awards of restricted stock or deferred stock units to officers, directors and employees eligible to participate in the Plan is not determinable as of the date of this Proxy Statement because of the discretionary nature of such grants and awards. There has been no determination to grant any options or other incentive awards under the Plan.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

      Incentive Stock Options ("ISOs")

(a) Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum tax.

(b) If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

(c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the day after such exercise (i.e., a "disqualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

(d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

      NON-QUALIFIED STOCK OPTIONS ("NQSOS")

      In the case of an NQSO, the grant of the option will not result in taxable income to the option holder or an income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company is generally entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

      STOCK APPRECIATION RIGHTS ("SARS")

      The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

      RESTRICTED STOCK

      An employee generally will not recognize any taxable income upon the award of any restricted stock which is not vested. Dividends paid with respect to restricted stock prior to the vesting of such stock will be taxable as compensation income to the employee. Generally, an employee will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares of Common Stock on the date they became vested. However, pursuant to Section 83(b) of the Internal Revenue Code, an employee may elect to recognize compensation income upon the award of restricted stock based on the fair market value of the shares of Common Stock subject to such award on the award date. If an employee makes such an election, dividends paid with respect to such restricted stock will not be treated as compensation, but rather as dividend income, and the employee will not recognize additional income when the restricted shares vest.

      The Company will be entitled to an income tax deduction equal to the amount of ordinary income included by the employee on his or her federal income tax return for the year when the restricted stock vests (or year in which an applicable Internal Revenue Code Section 83(b) election is made). The Company will also be entitled to a compensation deduction for the dividends that are paid on restricted stock that has not yet vested (as described in the immediately preceding paragraph) when such dividends are reported by the employee on his or her federal income tax return.

      LIMITATIONS ON COMPANY DEDUCTIONS; PARACHUTE PAYMENTS

      Under Section 162(m) of the Internal Revenue Code, certain compensation payments in excess of $1,000,000 are subject to a limitation on deductibility by the Company. This limitation on deductibility applies with respect to that portion of compensation in excess of $1,000,000 paid to individual executive officers named in the

Summary Compensation Table per taxable year. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the Plan with the intention that compensation resulting therefrom would be such performance-based compensation and would be deductible. To qualify, the Company is seeking stockholder approval of the Plan.

      Under certain circumstances, accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions on restricted stock, in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Internal Revenue Code. To the extent it is so considered, the optionee or grantee may be subject to an excise tax equal to 20% of the amount of the excess parachute payment and the Company may be denied a tax deduction.

      The adoption of the Stock Award Plan would not have provided determinable benefits to participants if it had been in effect for fiscal 1999. The amount of benefits in future years, if any, are not determinable at the present time.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK AWARD PLAN.

                              INDEPENDENT AUDITORS

      The Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended June 30, 2000. Deloitte & Touche LLP also served as the Company's independent auditors for the previous fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to questions and to make a statement should they so desire.

                                  OTHER MATTERS

      At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

       SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

      In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2000 Annual Meeting must do so no later than June 9, 2000.

      In addition, in accordance with Article VI, Section 2 of the Certificate of Incorporation, in order to be properly brought before the 2000 Annual Meeting, a matter must have been (i) specified in a written notice of such meeting (or any supplement thereto) given to the stockholders by or at the direction of the Board of Directors (which would be accomplished if a stockholder proposal were received by the Secretary of the Company as set forth in the preceding paragraph), (ii) brought before such meeting at the direction of the Board of Directors or the Chairman of the meeting, or (iii) specified in a written notice given by or on behalf of a stockholder of record on the record date for such meeting or a duly authorized proxy for such stockholder, which conforms to the requirements of Article VI, Section 2 of the Certificate of Incorporation and is delivered personally to, or mailed to and received by, the Secretary of the Company at the address below not less than 10 days prior to the first anniversary of the date of the notice accompanying this Proxy Statement; provided, however, that such notice need not be given more than 75 days prior to the 2000 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2000 Annual Meeting must be received no later than September 27, 2000.

                                     REPORTS

      The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Corporate Communications Department of the Company at the address below.

                                          By order of the Board of Directors
                                          Kenneth L. Edlow,
                                          Secretary

The Bear Stearns Companies Inc.
245 Park Avenue
New York, New York 10167
October 7, 1999

                                    EXHIBIT A



                         THE BEAR STEARNS COMPANIES INC.
                                STOCK AWARD PLAN



            1. PURPOSE. The purpose of The Bear Stearns Companies Inc. Stock Award Plan (the "Plan") is to secure for The Bear Stearns Companies Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company's common stock, par value $1.00 per share (the "Common Stock"), by selected key employees of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan is intended to qualify for tax deductibility pursuant to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Committee (as defined in Paragraph 2.1).

            Pursuant to the Plan, such employees will be offered the opportunity to acquire Common Stock through the grant of options, stock appreciation rights in tandem with such options and awards of restricted stock. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

            2.    COMMITTEE.

                  2.1 ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Any vacancy on the Committee, whether due to action of the Board of Directors or due to any other cause, may be filled, and shall be filled if required to maintain a Committee of at least two disinterested persons, by resolution adopted by the Board of Directors. For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the Board of Directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on the Committee effective upon the date such person or persons qualify as disinterested persons.

                  2.2 PROCEDURES. The Committee shall select one of its members as Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan. A majority of the whole Committee shall constitute a quorum, and the acts of a majority of the members of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee.

                  2.3 INTERPRETATION. The Committee shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options or restricted stock awards granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan.

            3.    SHARES SUBJECT TO GRANTS.

                  3.1 NUMBER OF SHARES. Subject to the provisions of Paragraph 19 (relating to adjustments upon changes in capitalization), the number of shares of Common Stock subject at any one time to options or awards of restricted stock or deferred stock units granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted, and awards of restricted stock and deferred stock units made, under the Plan, shall not exceed 25,000,000 shares; provided, that no more than one-third of such shares may be awarded as restricted stock awards. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, or restricted stock or deferred stock units are forfeited, new options, restricted stock or deferred stock units may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options or forfeited shares of restricted stock or deferred stock units; PROVIDED, that the granting and terms of such new options, restricted stock awards and deferred stock units shall in all respects comply with the provisions of the Plan.

                  3.2 CHARACTER OF SHARES. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

                  3.3 RESERVATION OF SHARES. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1.

            4. EMPLOYEES ELIGIBLE. Options and awards of restricted stock may be granted under the Plan to any key employee of the Company or any of its subsidiaries, or to any prospective key employee of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee. Directors and executive officers shall be eligible to receive grants under the Plan only if they are also key employees of the Company or any of its subsidiaries. Notwithstanding the foregoing:

                        (a) No member of the Committee, while serving as such, shall be eligible to receive any grants under the Plan and no person designated by the Board of Directors pursuant to Paragraph 2.1 to serve on the Committee effective at the time he or she qualifies as a disinterested person shall be eligible to receive any grants under the Plan during the period from the date such designation is made to the date such designation becomes effective.

                        (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and

424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                        (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 1,000,000 shares of Common Stock, subject to adjustment as provided in Paragraph 19.

            An individual receiving any option, restricted stock award or deferred stock units under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Company shall include (i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option or award, his or her period of service in the capacity for which the option or award was granted. For all purposes of this Plan, the time at which an option or award is granted, in the case of the grant of an option to a key employee shall be deemed to be the effective date of such grant.

            5. GRANT OF OPTIONS. The Committee shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option, the option price, and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; PROVIDED, that the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into consideration the person's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Committee may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Committee shall provide.

            6. OPTION PRICE. Subject to Paragraph 19, the option price of each share of Common Stock purchasable under any incentive stock option granted under the Plan shall be not less than the fair market value of such share of Common Stock at the time the option is granted, and the option price of each share of Common Stock purchasable under any non-qualified stock option granted under the Plan shall not be less than 50% of the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

            For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Committee determines in good faith to be reasonable.

            7. STOCK APPRECIATION RIGHT. The Committee, in its sole discretion, may in connection with the grant of any option also grant to the Participant a stock appreciation right. Such stock appreciation right shall be granted by the Committee simultaneously with the grant of the related stock option. A stock appreciation right shall be exercised in the manner provided in Paragraph 9, and shall result in the cancellation of options on shares with respect to which the Participant exercises a stock appreciation right, and, upon such exercise, the Company shall pay to the Participant an amount equal to the excess of the fair market value of such shares with respect to which options are cancelled on the date of exercise over the option price of such shares. A stock appreciation right shall be exercisable to the same extent and under the same conditions as the underlying option, except that a stock appreciation right granted in connection with an incentive stock option may be exercised only when the fair market value of the shares subject to the option exceeds the option price of such shares. Payments on the exercise of stock appreciation rights shall be made by the Company in cash to the Participant as soon as practicable following exercise.

            8.    EXERCISABILITY AND DURATION OF OPTIONS.

                  8.1 DETERMINATION OF COMMITTEE; ACCELERATION. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

                  8.2 AUTOMATIC TERMINATION. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                        (a) The expiration of ten years from the date on which such option was granted;

                        (b) The expiration of three months from the date of termination of the Participant's employment by the Company unless a longer period is provided by the Committee (other than a termination described in subparagraph (c) or (d) below); PROVIDED, that if the Participant shall die during such three-month period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph (c) below;

                        (c) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Participant, if the Participant's death occurs either during his employment by the Company or during the three-month period following the date of termination of such employment (other than a termination described in subparagraph (d) below), but in no event later than one year after the Participant's death;

                        (d) The termination of the Participant's employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged or his or her services are terminated for cause; or

                        (e) The expiration of such period of time or the occurrence of such event as the Committee in its discretion may provide upon the granting thereof.

            The Committee or the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

            9. EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS. Options and stock appreciation rights granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased or the number of shares with respect to which stock appreciation rights are being exercised, accompanied, in the case of an option, by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Committee, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) with the consent of the Committee and at the election of the Participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price, (d) in accordance with a "cashless exercise" program established by the Committee in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (e) by any combination of (a), (b), (c) or (d) above, or
(f) by other means that the Committee deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

            10. NON-TRANSFERABILITY OF OPTIONS. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence:
(a) in the event of a Participant's death during his or her employment by the Company, its parent, if any, or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period specified in Paragraph 8.2(c), by his or her executors or administrators; and (b) the Participant, with the approval of the Committee, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren, or siblings, or to a trust for the benefit of any of such persons.

            11. RESTRICTED STOCK. Participants may be granted awards of restricted stock under the Plan, subject to the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

                        (a) Awards of restricted stock may be in addition to or in lieu of option grants.

                        (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by the Committee at the time of each award of restricted stock (the "restriction period"), the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Committee permits, to pay the option price of any option granted under the Plan; PROVIDED, that an equal number of shares delivered to the Participant upon exercise of the option shall carry the same restrictions as the shares of restricted stock so used.

                        (c) If so provided by the Committee, the applicable restriction period shall expire, and shares of restricted stock shall become free of all restrictions if (i) the Participant dies, (ii) the Participant's employment terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires, or (iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company.

                        (d) Unless and to the extent otherwise provided in accordance with Paragraph 11(c), shares of restricted stock shall be forfeited and revert to the Company upon the Participant's termination of employment during the restriction period, except to the extent the Committee, in its sole discretion, finds that such forfeiture is not in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such Participant.

                        (e) Stock certificates for restricted stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant. The Participant shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall be subject to the same restrictions as apply to the restricted stock with respect to which they are paid.

                        (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver certificates evidencing such Common Stock to the recipient.

            12. DEFERRED STOCK UNITS. Participants may be granted units representing the right to receive shares of Common Stock at the end of a specified deferral period ("deferred stock units"), subject to applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine.

                        (a) Deferred stock units shall be exercisable for shares of Common Stock after the period and upon the terms set by the Committee. If so provided by the Committee, the applicable deferral period shall expire when (i) the Participant dies, (ii) the Participant's employment terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires, or (iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Committee determines that any such recipient is not permanently disabled, the deferred stock units held by such recipient shall be forfeited and revert to the Company.

                        (b) Unless and to the extent otherwise provided in accordance with Paragraph 12(a), deferred stock units shall be forfeited and revert to the Company upon the Participant's termination of employment during the deferral period, except to the extent the Committee, in its sole discretion, finds that such forfeiture is not in the best interest of the Company and, therefore, waives all or part of the application of this provision to the deferred stock units held by such Participant.

                        (c) Unless otherwise determined by the Committee at the date of grant, dividends on the specified number of shares of Common Stock covered by the deferred stock units will be paid at the dividend payment date in cash, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional deferred stock units, as the Committee shall determine or permit the Participant to elect. Unless otherwise determined by the Committee, shares of Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions, risk of forfeiture, and/or deferral to the same extent as the deferred stock units with respect to which such Common Stock or other property has been distributed.

            13. RELOAD OPTIONS. At the time an option (the "original option") is granted, the Committee may also authorize the grant of a "reload option," which shall be subject to the following terms:

                        (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise.

                        (b) The reload option shall be a nonqualified stock option.

                        (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired.

                        (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company.

                        (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

            14. WITHHOLDING TAX. (a) Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option or deferred stock unit, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option or deferred stock unit), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

                        (b) Recipients of restricted stock, pursuant to Paragraph 11, shall be required to remit to the Company an amount sufficient to satisfy all applicable tax withholding requirements upon expiration of restriction periods or upon such earlier date(s) as may be elected pursuant to
Section 83 of the Code, unless other arrangements satisfactory to the Company have been made for the withholding of applicable taxes. At the option of the Company, the amount referred to in the preceding sentence may be remitted by check payable to the Company, in shares of Common Stock (which may include shares of Common Stock received as the result of a prior exercise of an option), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof.

            15. RESTRICTIONS ON DELIVERY AND SALE OF SHARES. Each option and restricted stock award and deferred stock unit granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option or award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option or upon expiration of the restriction or deferral period may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition of exercise of any option, or grant of a restricted stock award or deferred stock unit that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Committee may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder or upon expiration of a restriction or deferral period shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option, restricted stock award or deferred stock unit. The Company may endorse on certificates representing shares issued upon the exercise of an option or expiration of a restriction or deferral period, such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

                  16.   CHANGE IN CONTROL.

                        (a) In the event of a Change in Control of the Company, as defined below, the Committee may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

                        (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or the expiration of deferral periods of deferred stock units awarded pursuant to this Plan;

                        (ii) offer to purchase any outstanding options or shares of restricted stock or deferred stock units made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or

                        (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Committee deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

            Any such action approved by the Committee shall be conclusive and binding on the Company, its subsidiaries and all Participants.

                        (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

                        (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 16 shall have the following meanings:

            "Affiliate" means (a) Bear Stearns (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Committee designates as an "Affiliate" for purposes of the Plan.

            "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

            "Bear  Stearns"   means  Bear,   Stearns  &  Co.  Inc.,  a  Delaware
corporation, and its successors and assigns.

            "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

            "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

            "Continuing Director" means any member of the Board of Directors who is a member on the effective date of the Plan as set forth in Paragraph 21 or who is elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

            "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

            17. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries, to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

            18. TRANSFER,  LEAVE OF ABSENCE.  For purposes of this Plan, neither
(i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

            19. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any stock split, stock dividend, reclassification or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; PROVIDED, HOWEVER, that no such adjustment shall give any Participant any additional benefits under his or her option; and PROVIDED FURTHER, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in Section 424(a) of the Code, it shall be made so as to conform to the requirements of that Section and the regulations thereunder.

            If any transaction (other than a change specified in the preceding paragraph) described in Section 424(a) of the Code affects the Company's Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 19 referred to as the "old option"), the Board of Directors or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

            If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

            20.   EXPIRATION AND TERMINATION OF THE PLAN.

                  20.1 GENERAL. Options and awards of restricted stock and deferred stock units may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 21 (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding and stock subject to restriction or deferral periods under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired; such restricted stock shall remain subject to restriction until expiration of the restriction period in accordance with Paragraph 11 hereof and such deferred stock units shall remain subject to deferral until expiration of the deferral period in accordance with Paragraph 12. The Plan may be terminated, modified or amended by the Board of Directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; PROVIDED, HOWEVER, that the approval of the Company's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 (unless made pursuant to the provisions of Paragraph 19) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  20.2 MODIFICATIONS. No modification, extension, renewal or other change in any option or award of restricted stock or deferred stock unit granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code.

            21. EFFECTIVE DATE OF PLAN. The Plan shall become effective on September 28, 1999, the date of its adoption by the Board of Directors, subject, however, to the approval of the Plan by the Company's stockholders within 12 months of such adoption.

                         THE BEAR STEARNS COMPANIES INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 28, 1999 AT 5:00 P.M.

            The undersigned stockholder of The Bear Stearns Companies Inc. (the "Company") hereby appoints Alan C. Greenberg and James E. Cayne, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 28, 1999, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on September 20, 1999, in accordance with the directions indicated herein.

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND PURSUANT TO ITEM 5.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED HEREIN, "FOR" APPROVAL OF AN AMENDMENT TO THE PERFORMANCE COMPENSATION PLAN, "FOR" APPROVAL OF AMENDMENTS TO THE CAPITAL ACCUMULATION PLAN FOR SENIOR MANAGING DIRECTORS, AND "FOR" APPROVAL OF THE STOCK AWARD PLAN.

Item 1. ELECTION OF DIRECTORS:

        [ ] FOR ALL NOMINEES LISTED BELOW     [ ] WITHHOLD AUTHORITY TO VOTE FOR
                                                  ALL NOMINEES LISTED BELOW
        (EXCEPT AS MARKED TO THE CONTRARY BELOW)

Nominees for Directors: James E. Cayne, Carl D. Glickman, Alan C. Greenberg, Donald J. Harrington, William L. Mack, Frank T. Nickell, Frederic V. Salerno, Alan D. Schwartz, Warren J. Spector, Vincent Tese and Fred Wilpon.

        (INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE
                       NAMED ABOVE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME)

Item 2. APPROVAL OF AN AMENDMENT TO THE PERFORMANCE COMPENSATION PLAN:

        FOR [ ]               AGAINST [ ]            ABSTAIN [ ]

Item 3. APPROVAL OF AMENDMENTS TO THE CAPITAL ACCUMULATION PLAN FOR SENIOR MANAGING DIRECTORS:

        FOR [ ]               AGAINST [ ]            ABSTAIN [ ]

Item 4. APPROVAL OF THE STOCK AWARD PLAN:

        FOR [ ]               AGAINST [ ]            ABSTAIN [ ]

Item 5. In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

                 Signature(s):
                              __________________________________________________
                              (Please date and sign exactly as name appears hereon. When signing as attorney, administrator, trustee, custodian or guardian, give full title as such. Where more than one owner, all should sign. Proxies executed by a partnership or corporation should be signed in the full partnership or corporate name by a partner or authorized officer.) Dated ___________________________, 1999

                                                                      APPENDIX 1
                        THE BEAR STEARNS COMPANIES INC.
                         PERFORMANCE COMPENSATION PLAN
                  (Amended and Restated as of October 7, 1999)

           Section 1. PURPOSE. The purposes of The Bear Stearns Companies Inc. Performance Compensation Plan, as amended and restated (the "Plan") are (i) to compensate certain Senior Managing Directors of The Bear Stearns Companies Inc. and its subsidiaries (the "Company") on an individual basis for significant contributions to the Company and (ii) to stimulate the efforts of such persons by giving them a direct interest in the performance of the Company.

           Section 2. TERM. The Plan shall be effective as of July 1, 1998 (the "Effective Date"), and shall be applicable for the five (5) full fiscal years of the Company ending June 30, 2003, unless earlier terminated by the Company pursuant to Section 9.

           Section 3. COVERAGE. For purposes of the Plan, the term "Participant" shall include for each fiscal year each Senior Managing Director so designated by the Compensation Committee within 90 days following the first day of such fiscal year.

           Section 4.   BASE SALARY.

           4.1. Each Participant shall receive a salary of $200,000 per annum ("Base Salary"). The Base Salary of the Participants may be increased from time to time by the Compensation Committee of the Board (the "Compensation Committee") by amendment of the Plan pursuant to Section 9.

           4.2. Notwithstanding the provisions of Section 4.1 above, in the event a Participant is not a Senior Managing Director for an entire fiscal year, his Base Salary for such fiscal year shall be computed by multiplying such Base Salary as computed under Section 4.1 by a fraction, the numerator of which is the number of days in such fiscal year during which such Participant was a Senior Managing Director and the denominator of which is the number of days in the fiscal year. Any Base Salary shall be in addition to any base salary payable with respect to periods during the fiscal year in which a Participant was not a Senior Managing Director.

           Section 5.   ANNUAL BONUS POOLS.

           5.1. For each fiscal year of the Company, each Participant shall be entitled to receive an award of a bonus (the "Bonus"), payable from one or more annual bonus funds (the "Annual Bonus Pools") in an amount not to exceed the amount provided for in Section 6. A Bonus under the Plan shall be the sole bonus payable with respect to a fiscal year to each Participant ("Full Year Participant") who was a Senior Managing Director on the date that proportionate shares of the Annual Bonus Pools for such fiscal year were determined by the Compensation Committee and who remains a Senior Managing Director at all times thereafter during such fiscal year. For each fiscal year, each Participant who was not a Full Year Participant shall be entitled to such a Bonus, if any, for the portion of such fiscal year not covered by the Plan, determined in accordance with the procedures applicable to employees who are not Senior Managing Directors, in addition to the Bonus, if any, payable pursuant to the Plan.

           5.2. For each fiscal year, the formula for calculating the Annual Bonus Pools shall be determined by the Compensation Committee in writing, by resolution of the Compensation Committee or other appropriate action, not later than 90 days after the commencement of such fiscal year. Such formula shall be based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Compensation Committee shall determine: (a) pre-tax or after-tax return on equity; (b) earnings per share;
(c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders.

           5.3. As a condition to the right of a Participant to receive any Bonus under this Plan, the Compensation Committee shall first be required to certify in writing, by resolution of the Compensation Committee or other appropriate action, that the Bonus has been accurately determined in accordance with the provisions of this Plan.

           5.4. The Compensation Committee shall have the right to reduce the Bonus of any Participant in its sole discretion at any time and for any reason prior to the certification of the Bonus otherwise payable to such Participant pursuant to Section 5.3 hereof.

           5.5. The maximum amount allocable by the Compensation Committee to the Annual Bonus Pool related to Participants who are members of the executive committee of Bear, Stearns & Co. Inc. in the aggregate for any fiscal year shall not exceed $150,000,000. The maximum amount allocable to any individual
Participant who is not a member of such executive committee shall not exceed $15,000,000.

           Section 6.   ALLOCATIONS.

           6.1. Prior to the commencement of each fiscal year, or not later than 90 days after the commencement of each fiscal year, the Compensation
Committee shall determine in writing, by resolution of the Compensation Committee or other appropriate action, each Participant's proportionate share of the Annual Bonus Pools for such fiscal year, which shall not exceed in respect of any Participant who is a member of the Executive Committee 30% of the amount of such Annual Bonus Pool.

           6.2. Notwithstanding anything in Section 6.1 to the contrary, any Participant who ceases to be a Senior Managing Director for any reason prior to the end of such fiscal year shall be entitled to a Bonus computed as follows: A Bonus first shall be computed as if such Participant had been a Senior Managing Director for the full fiscal year, and such Bonus then shall be multiplied by a fraction the numerator of which shall be the number of days in the fiscal year through the date the Participant ceased to be a Senior Managing Director and the denominator of which shall be the number of days in the fiscal year; provided, however, that if the application of the preceding clause would cause the total Bonuses payable under the Plan to exceed the Annual Bonus Pools, the Bonuses payable to each Participant shall be reduced pro rata, so that the total of all Bonuses shall equal the Annual Bonus Pools. If a Participant ceases to be a Senior Managing Director after the end of the fiscal year in respect of which such Bonus is payable, the amounts thereof nonetheless shall be payable to him or his estate, as the case may be.

           6.3. Except as hereinafter provided, Bonuses for a fiscal year shall be payable as soon as practicable following the certification thereof by the Compensation Committee for such fiscal year. In its discretion, the Compensation Committee may authorize, prior to the final determination of Participants' Bonuses for such fiscal year, payments on account of Bonuses payable hereunder to one or more Participants entitled to such Bonuses, (a) during the last month of such fiscal year, in an amount not exceeding 95% of the aggregate amount that would be payable to such Participant or Participants hereunder as determined by the Controller or Chief Accounting Officer of the Company (so long as he is not a Participant) on the basis of his good faith estimate, (b) during the last ten calendar days of such fiscal year or after the end of such fiscal year, in an amount not to exceed 98% of the aggregate amount that would be payable to such Participant or Participants hereunder as determined by the Controller or Chief Accounting Officer of the Company (so long as he is not a Participant) on the basis of his good faith estimate, and (c) at any time during such fiscal year or after the end of such fiscal year to a Participant who ceases to be a Senior Managing Director for any reason prior to the end of such fiscal year. Within the limitations set forth in the preceding sentence, the Compensation Committee may authorize one or more such "on account" payments, but the aggregate amount of any such on account payments shall not exceed the aggregate amount permitted to be paid pursuant to the Plan with respect to the same fiscal year. In connection with any such "on account" payments, the Compensation Committee shall require an undertaking or other assurance by or on behalf of the Participant receiving such payment to repay the Company the amount, if any, by which such "on account" payment exceeds the actual amount determined to be due to such person under the Plan in respect of such fiscal year. Any "on account" payments received prior to the end of a fiscal year shall be discounted to reasonably reflect the time value of money from the date of payment to the date 30 days after the end of the fiscal year.

           6.4. The Compensation Committee may determine that payment of a portion of the Bonuses shall be deferred, the periods of such deferrals and any interest, not to exceed a reasonable rate, to be paid in respect of deferred payments. The Compensation Committee may also define such other conditions of payments of Bonuses as it may deem desirable in carrying out the purposes of the Plan.

           6.5. In any fiscal year, any balance in the Annual Bonus Pools for any reason, including the limitation contained in Section 6.1, the forfeiture of a Bonus under Section 6.2, the reduction of a Bonus under Section 5.4, or otherwise, shall not be distributed to other Participants and shall not be carried forward or be available for distribution as Bonuses under the Plan in a future year or years.

           Section 7. ADMINISTRATION AND INTERPRETATION. The Plan shall be administered by the Compensation Committee, which shall have the sole authority to interpret and to make rules and regulations for the administration of the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Compensation Committee deems necessary or desirable to carry it into effect. Any decision of the Compensation Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. No member of the Compensation Committee and no officer of the Company shall be liable for anything done or omitted to be done by him or her, by any other member of the Compensation Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute. The Compensation Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan.

           Section 8. ADMINISTRATIVE EXPENSES. Any expense incurred in the administration of the Plan shall be borne by the Company out of its general funds and not charged against the Annual Bonus Pools, except insofar as such expenses shall be taken into account in determining the components of the Annual Bonus Pools hereunder.

           Section 9. AMENDMENT OR TERMINATION. The Compensation Committee of the Company may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that no such action shall retroactively impair or otherwise adversely affect the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.

           Section 10. NO ASSIGNMENT. The rights hereunder, including without limitation rights to receive a Base Salary or Bonus, shall not be sold, assigned, transferred, encumbered or hypothecated by an employee of the Company (except by testamentary disposition or intestate succession), and, during the lifetime of any recipient, any payment of Base Salary or a Bonus shall be payable only to such recipient.

           Section 11. THE COMPANY. For purposes of this Plan, the "Company" shall include the successors and assigns of the Company, and this Plan shall be binding on any corporation or other person with which the Company is merged or consolidated, or which acquires substantially all of the assets of the Company, or which otherwise succeeds to its business.

           Section 12. STOCKHOLDER APPROVAL. This Plan shall be subject to approval by the affirmative vote of a majority of the shares cast in a separate vote of the stockholders of the Company at the 1998 Annual Meeting of Stockholders, and such stockholder approval shall be a condition to the right of a Participant to receive any Bonus hereunder.

                                                                      APPENDIX 2
                         THE BEAR STEARNS COMPANIES INC.
                          CAPITAL ACCUMULATION PLAN FOR
                            SENIOR MANAGING DIRECTORS
                  (Amended and Restated as of October 7, 1999)

                                    SECTION 1

               Purpose

               The purpose of the Plan is to promote the interests of the Company and its stockholders by providing long-term incentives to certain key executives of the Company and Bear Stearns who contribute significantly to the long-term performance and growth of the Company.

                                    SECTION 2

               Definitions

               2.1 Terms Defined. When used herein, the following terms shall have the following meanings:

               "Account" means a Capital Accumulation Account or a Cash Balance Account, as the context may require.

               "Accredited Investor" means an "accredited investor" as defined in Rule 501 under the Securities Act, or any successor rule or regulation.

               "Additional Deferral Amount" has the meaning assigned to such term in Section 4.1.

               "Additional Plan Election" has the meaning assigned to such term in Section 4.1.

               "Adjusted Book Value Per Share" means the amount determined as of the end of any Fiscal Year by dividing Adjusted Common Stockholders' Equity by the sum of (a) the number of shares of Common Stock outstanding on such date,
(b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of such date and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as of such date, (c) the number of CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan as a result of making any adjustment to such accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination, and (d) the number of shares of Common Stock purchased by the Company for purposes other than for the Plan and the PUP Plan during all Fiscal Years ending on or prior to the date of such determination, less (e) the number of shares of Common Stock issued by the Company (whether from Treasury shares or otherwise) other than pursuant to the Plan or the PUP Plan during all Fiscal Years ending on or prior to the date of such determination.

               "Adjusted Common Stockholders' Equity" means, for the first Fiscal Year of any Deferral Period, Consolidated Common Stockholders' Equity as of the last day of the preceding Fiscal Year and for Fiscal Years following the first Fiscal Year of such Deferral Period, means Adjusted Common Stockholders' Equity determined for the prior Fiscal Year of such Deferral Period, plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, plus the effect of the tax benefit related to the earnings adjustment for the related Plan Year minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year.

               "Adjusted Earnings Per Share" means, for any Fiscal Year, (a) the Company's consolidated net income or loss for such Fiscal Year, less the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus the product obtained by multiplying the product of the Net Earnings Adjustment multiplied by the Average Cost Per Share for such Fiscal Year by the fraction which is 1 minus the Marginal Tax Rate, divided by (b) the sum of (i) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or
4.5 of the PUP Plan.

               "Adjusted Preferred Stock Dividend Requirement" means, for any Fiscal Year, the quotient obtained by dividing (i) the aggregate amount of all dividends actually declared by the Company on, or, if no such dividends are actually declared, required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year, by (ii) the fraction which is one minus the Marginal Tax Rate for such Fiscal Year.

               "Advisory Committee" means a committee of five Participants, of which two shall be appointed by the President of the Company, two by the President's Advisory Council of Bear Stearns and one by the Management and Compensation Committee.

               "Affiliate" means (a) Bear Stearns, (b) any other subsidiary of the Company and (c) any other corporation or other entity which is controlled, directly or indirectly, by, or under common control with, the Company and which the Board Committee designates as an "Affiliate" for purposes of the Plan.

               "Aggregate Imputed Cost" means, with respect to any Fiscal Year, the sum of (a) the aggregate of the Cost of Carry for such Fiscal Year for all Participants in the Plan plus (b) the Capital Reduction Charge for such Fiscal Year plus (c) the product of (i) the sum of the

Net Earnings Adjustments for such Fiscal Year for all Participants in the Plan multiplied by (ii) the Average Cost Per Share for such Fiscal Year, MINUS (d) the Dividend Savings for such Fiscal Year.

               "Appropriate Committee" means the Management and Compensation Committee or, in the case of Participants who are Reporting Persons, the Board Committee.

               "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

               "Available Shares" means, with respect to any Fiscal Year or portion thereof, the sum of (a) the number of shares of Common Stock purchased by the Company in the open market or in private transactions or otherwise during such period that have not been previously allocated under the Plan and designated by the Board Committee at the time of purchase as having been purchased for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee and (b) shares of Common Stock purchased prior to such period that were designated as Available Shares but were not allocated under the Plan which the Company makes available to the Plan subsequent to the period in which such shares were purchased and the Board Committee thereafter designates as Available Shares for issuance under the Plan with respect to the Fiscal Year or portion thereof specified by the Board Committee.

               "Average Cost Per Share" means with respect to any period the weighted average of the sum of (a) the average price paid (including commissions) by the Company in respect of Available Shares purchased by the Company during such period and (b) in respect of Available Shares purchased by the Company prior to such period that the Company makes available to the Plan and that are accepted by the Board Committee, the Fair Market Value as of the last trading day of such period.

               "Average Federal Funds Rate" means, with respect to any Fiscal Year, the percentage (expressed as a decimal fraction) obtained by taking the sum of the Federal Funds Rates for each day during the Fiscal Year and dividing such amount by the number of days in such Fiscal Year.

               "Base Year" means the first Fiscal Year of a Required Deferral Period.

               "Bear Stearns" means Bear, Stearns & Co. Inc., a Delaware corporation, and its successors and assigns.

               "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

               "Beneficiary" of a Participant means the beneficiary or beneficiaries designated by such Participant in accordance with Section 10 to receive the amount, if any, payable hereunder upon the death of such Participant.

               "Board Committee" means the Compensation Committee of the Board of Directors or another committee of the Board of Directors designated by the Board of Directors to perform the functions of the Board Committee hereunder. To the extent required by Rule 16b-3, the Board Committee shall be composed solely of directors who are not Participants in the Plan and are in other respects "Non-Employee Directors" within the meaning of Rule 16b-3.

               "Board of Directors" means the Board of Directors of the Company.

               "Book Value  Adjustment" has the meaning assigned to such term in
Section 5.5.

               "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or permitted by law to be closed.

               "CAP Units" means the units, each such unit corresponding to one share of Common Stock, credited to a Participant's Capital Accumulation Account pursuant to Section 5. All calculations and determinations of the number of CAP Units hereunder shall be made in whole and fractional units, with such fractional units rounded to the nearest one-thousandth of a unit.

               "Capital Accumulation Account" has the meaning assigned to such term in Section 5.1.

               "Capital Reduction Charge" means (a) for Fiscal Years 1991 and 1992, zero; (b) for Fiscal Year 1993, the product of (i) the excess of (A) the amount determined by multiplying the Aggregate Imputed Cost of the Plan for Fiscal Year 1992 by the fraction which is one minus the Marginal Tax Rate for Fiscal Year 1992, over (B) the aggregate amount of all cash dividends that would have been paid by the Company during Fiscal Year 1992 on the aggregate number of shares of Common Stock purchased by the Company and taken into account for purposes of the Plan in respect of Fiscal Year 1991, if all such shares had remained outstanding, and (ii) the Average Federal Funds Rate for Fiscal Year 1993; and (c) for each Fiscal Year thereafter, the product of (x) the sum of (A) the amount determined by multiplying the Aggregate Imputed Cost of the Plan for the Fiscal Year preceding the year for which the determination is being made by the fraction which is one minus the Marginal Tax Rate for such preceding Fiscal Year (the "Tax-Effected Aggregate Imputed Cost" for such Fiscal Year), plus (B) the aggregate Tax-Effected Aggregate Imputed Cost of the Plan for all preceding Fiscal Years, other than the Fiscal Year immediately preceding the year for which the determination is being made, plus (C) the sum of the respective amounts obtained by multiplying the Capital Reduction Charge for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding Fiscal Year, less (D) the aggregate amount of all cash dividends that would have been paid by the Company on the aggregate number of shares of Common Stock purchased by the Company for purposes of the Plan and taken into account pursuant to Section 5.1, 5.3 or 5.10(a) prior to the end of the Fiscal Year preceding the year for which the determination is being made, measured from the date the corresponding CAP Units were first credited to such

Accounts, if all such shares had remained outstanding and (y) the Average Federal Funds Rate for such Fiscal Year.

               "Cash Balance" means the amount from time to time credited to a Participant's Cash Balance Account.

               "Cash Balance  Account" has the meaning  assigned to such term in
Section 5.2.

               "Change in Control" means (a) a majority of the Board of Directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 50% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors;
(c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes.

               "Committee" means each of the Advisory Committee, the Board Committee and the Management and Compensation Committee.

               "Common Stock" means the common stock, par value $1.00 per share, of the Company.

               "Company" means The Bear Stearns Companies Inc., a Delaware corporation, and its successors and assigns.

               "Consolidated Common Stockholders' Equity" means, as of any date of determination, the consolidated stockholders' equity of the Company and its subsidiaries applicable to Common Stock.

               "Continuing Director" means any member of the Board of Directors who is a member on the Effective Date or who is elected to the Board of Directors after the Effective Date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

               "Cost of Carry" means, with respect to a Participant,  the sum of
(a) the amount obtained by multiplying the Deferred Tax Benefit for each Plan Year by the Average Federal Funds Rate in the Fiscal Year for which the determination is being made, and (b) the amounts obtained by compounding the amounts so obtained for each preceding Fiscal Year for which a Cost of Carry was calculated less the tax benefits associated with the amounts so determined, calculated on the basis of the Marginal Tax Rate in each such Fiscal Year, on an annual basis, at the Average Federal Funds Rate in effect during each succeeding Fiscal Year; and, with respect to the Plan as a whole, means the aggregate Cost of Carry of all Participants in any Fiscal Year.

               "Deferral Period" means the period of five Fiscal Years commencing on the first day of the Fiscal Year following the Plan Year for which a Participant's compensation being deferred pursuant to this Plan was payable, or such greater or lesser number of whole Fiscal Years as the Appropriate Committee may approve pursuant to Section 4.1, 4.3, 4.5 or 4.6. Notwithstanding the foregoing, the Deferral Period applicable to compensation being deferred for a particular Plan Year for any Participant who will attain age 56 prior to the last day of any such Plan Year and who elects in any Plan Election to be governed by this sentence in the manner specified by the Company shall be, (i) in the case of Participants who attain the age of 56 in such Plan Year, four Fiscal Years, (ii) in the case of Participants who attain the age of 57 in such Plan Year, either three or four Fiscal Years, (iii) in the case of Participants who attain the age of 58 in such Plan Year, either two, three or four Fiscal Years, or (iv) in the case of Participants who attain the age of 59 or older in such Plan Year, either one, two, three or four Fiscal Years, in each such case as the Participant may so elect for each such Plan Year.

               "Deferral Year" means any Fiscal Year during a Deferral Period.

               "Deferred   Tax  Benefit"   means,   for  each  Plan  Year  of  a
Participant, the sum of (a) the amounts obtained by multiplying such Participant's Total Deferral Amount, if any, for such Plan Year by the Marginal Tax Rate for such Plan Year and (b) the respective amounts obtained by multiplying the dollar amount of all Net Earnings Adjustments made with respect to the subaccount of such Participant's Capital Accumulation Account corresponding to such Plan Year by the respective Marginal Tax Rates for each Deferral Year for which such adjustments are made. The Deferred Tax Benefit shall be computed and recorded separately for each Plan Year.

               "Disability" means the complete and permanent inability of an individual to perform his duties due to his physical or mental incapacity, all as determined by the Appropriate Committee upon the basis of such evidence, including independent medical reports and data, as the Appropriate Committee deems necessary or appropriate.

               "Dividend Savings" means (a) for Fiscal Year 1991, zero; (b) for Fiscal Year 1992, the sum of (i) the amount obtained by multiplying (A) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.1 in respect of Fiscal Year 1991 by (B) the weighted average per share amount of all cash dividends paid by the Company on its Common Stock in such Fiscal Year (such weighted average amount to be determined by multiplying the amount of each such dividend by the number of days in the Fiscal Year on and after the date on which such dividend is paid, adding all the amounts so obtained and dividing the total by the number of days in such Fiscal Year) and by multiplying the product so obtained by (C) the Average Federal Funds Rate for such Fiscal Year, and (ii) the amounts (the "Partial Year Dividend Savings") obtained by multiplying (x) for each fiscal quarter in such Fiscal Year, the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.3 during such Fiscal Year by (y) the respective weighted average per share amounts of all cash dividends paid by the Company on its Common Stock in fiscal quarters of such Fiscal Year beginning after the date on which such CAP Units were so credited (each such weighted average amount to be determined in the manner described in the preceding clause (b)(i)(B)), and by multiplying the product so obtained by
(z) the Average Federal Funds Rate for such Fiscal Year; and (c) for Fiscal Year 1993 and each succeeding Fiscal Year of the Plan, means the amount obtained by first (i) multiplying the sum of (A) all CAP Units credited to the Capital Accumulation Accounts of all Participants pursuant to Section 5.1 in respect of all preceding Fiscal Years of the Plan and all CAP Units credited to such Accounts pursuant to
Section 5.10(a) in respect of Net Earnings Adjustments, if any, for such Fiscal Years by (B) the weighted average per share amount of all cash dividends paid by the Company on its Common Stock in the Fiscal Year for which the determination is being made (determined in the manner described in the preceding clause
(b)(i)(B)), (ii) calculating the amount of cash dividends that would have been paid by the Company in all preceding Fiscal Years on the aggregate number of shares of Common Stock purchased by the Company and taken into account for purposes of this Plan pursuant to Section 5.1, 5.3 or 5.10(a), measured from the date on which the corresponding CAP Units were credited to Participants' Accounts, if all such shares had remained outstanding and (iii) multiplying the respective Dividend Savings determined as provided herein for each preceding Fiscal Year by the fraction which is one minus the Marginal Tax Rate for the corresponding preceding Fiscal Year, and then multiplying the sum of the amounts so determined in clauses (i), (ii) and (iii) by the Average Federal Funds Rate for such Fiscal Year, and finally adding to such sum the Partial Year Dividend Savings for such Fiscal Year determined in the manner provided in the preceding clause (b)(ii).

               "Earnings  Adjustment"  has the meaning  assigned to such term in
Section 5.4(a).

               "Earnings  Unit  Account"  has the meaning  specified  in the PUP
Plan.

               "Earnings Units" has the meaning specified in the PUP Plan.

               "Effective Date" means September 6, 1990.

               "Effective Tax Rate" means, for any Fiscal Year, the fraction the numerator of which is the consolidated tax expense of the Company and its subsidiaries for such Fiscal Year and the denominator of which is the consolidated income or loss before income taxes of the Company and its subsidiaries for such Fiscal Year. For this purpose, consolidated income or loss of the Company and its subsidiaries shall be calculated by including extraordinary items and the income or loss of discontinued operations, and income tax expense shall be calculated by including the income tax expense attributable to such extraordinary items or discontinued operations.

               "Elective  Plan Year" has the  meaning  assigned  to such term in
Section 4.3.

               "Eligible Employee" means any individual who is employed by Bear Stearns as a Senior Managing Director and is an Accredited Investor.

               "Enrollment Period" in respect of a Plan Year means the period commencing with the first day of the fiscal quarter immediately preceding such Plan Year and ending on December 31 of such Plan Year, or such shorter period contained therein designated by the Board Committee, provided that, unless otherwise determined by the Board Committee, the Enrollment Period with respect to an individual who becomes an Eligible Employee after December 31 of a Plan Year shall be the period commencing on the date such individual becomes an Eligible Employee and ending on the earliest of (a) the 30th day thereafter, (b) March 31 of the Plan Year in the case of an individual who was an employee prior to becoming an Eligible Employee or (c) the end of the Plan Year. Without limiting the generality of the foregoing, the Board Committee may designate one Enrollment Period for individuals who are Eligible Employees on the first day of a Base Year and one or more Enrollment Periods for individuals who become Eligible Employees after the first day of a Base Year; provided, however, with respect to participants in The Bear Stearns Companies Inc. Management Compensation Plan in no event shall any Enrollment Period in respect of any Plan Year extend more than 90 days into such Plan Year so as to allow a Participant to make an election to increase or decrease the deferral amount or Deferral Period relating to such Plan Year.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes.

               "Executive Committee" means the Executive Committee of the Board of Directors.

               "Fair Market Value" of a share of Common Stock as of any date means the closing sales price of a share of Common Stock on the composite tape for New York Stock Exchange listed securities on such date or, if the Common Stock is not quoted on the composite tape or is not listed on the New York Stock Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Common Stock is listed or, if the Common Stock is not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation National Market System ("NASDAQ-NMS") or, if the Common Stock is not quoted on NASDAQ-NMS, the average closing bid quotation of a share on the National Association of Securities Dealers, Inc. Automated Quotation System or any similar system then in use or, if the Common Stock is not listed or quoted, the fair value thereof as of such date as determined by the Appropriate Committee.

               "Federal Funds Rate" means, for any day which is a Business Day, the rate for U.S. dollar funds settled through the Federal Reserve System or other immediately available U.S. dollar funds, as quoted by an independent broker of such funds selected by the Company, for the last transaction completed prior to 9:30 A.M. (Eastern time) on the Business Day on which such rate is determined, rounded up or down on a daily alternating basis to the nearest whole multiple of one-eighth of one percent, and for any day which is not a Business Day means such rate as determined for the next preceding day which was a Business Day.

               "Fiscal Year" means the fiscal year of the Company commencing on July 1 and ending on June 30. "Fiscal Year 1991" shall mean the Fiscal Year ending on June 30, 1991; "Fiscal Year 1992" shall mean the Fiscal Year ending on June 30, 1992; and "Fiscal Year 1993" shall mean the Fiscal Year ending on June 30, 1993. If the Company shall change its Fiscal Year after the Effective Date so as to end on a date other than June 30 ("Year-end Date") then, if such new Year-end Date falls after June 30 and on or prior to December 31, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of not more than 18 months beginning on the July 1 following the last Fiscal Year preceding such change and ending such new Year-end Date or, if such new Year-end Date falls on or after January 1 and prior to June 30, the Fiscal Year in which such change occurs shall be deemed to consist, for purposes of this Plan, of the period of less than 12 months beginning on the first day of the Fiscal Year in which such change occurs and ending on such new Year-end Date.

               "Full  Year  Units"  has the  meaning  assigned  to such  term in
Section 5.4.

               "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

               "Historical Book Value" means, with respect to a CAP Unit credited to a Participant's Account pursuant to Section 5.1 or 5.10(a), an amount determined by dividing (a) Consolidated Common Stockholders' Equity as of the end of the Fiscal Year for which such CAP Unit was credited by (b) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such Fiscal Year, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such Fiscal Year, and, with respect to a CAP Unit credited to a Participant's Account pursuant to Section 5.3, an amount determined by dividing (x)(i) Consolidated Common Stockholders' Equity, as of the last day of the Fiscal quarter for which such CAP Unit was credited, and (iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year, less (ii) all increases (or plus any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, plus (iii) the amount determined by multiplying (A) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (B) the increase (or decrease) in retained earnings of the Company and its subsidiaries, attributable to net income (or loss), determined on a consolidated basis for the Fiscal Year during which such CAP Unit was credited, less (iv) the amount determined by multiplying (C) a fraction, the numerator of which is the number of fiscal quarters in the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited, and the denominator of which is 4, by (D) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for the Fiscal Year during which such CAP Unit was credited, plus (v) the total amount accrued in respect of cash dividends with respect to any capital stock of the Company for all fiscal quarters of the Fiscal Year prior to and including the fiscal quarter during which such CAP Unit was credited by (y) the sum of (i) the aggregate number of shares of Common Stock outstanding on the last day of such fiscal quarter, (ii) the aggregate number of CAP Units credited to the Capital Accumulation Accounts of all Participants as of the end of such date and
(iii) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as of the end of such Fiscal Year.

               "Income Per Share" for any Fiscal Year means the consolidated income or loss before income taxes of the Company and its subsidiaries, adjusted as hereinafter provided, divided by the sum of (a) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (b) the number of CAP Units credited to the Capital Accumulation Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1,
5.3 or 5.10 of the Plan and (c) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or
4.5 of the PUP Plan. For purposes of this Plan, consolidated income or loss before income taxes of the Company and its subsidiaries (i) shall be determined prior to any charge or credit to income required in such Fiscal Year by reason of Net Earnings Adjustments pursuant to Section 5.10(a), (ii) shall include the amounts of any pre-tax earnings or loss attributable to discontinued operations or extraordinary items and (iii) shall be reduced by the Adjusted Preferred Stock Dividend Requirement during such Fiscal Year, and may be decreased, but not increased, by such amount determined by the Board Committee in its sole discretion as appropriate to carry out the purposes of the Plan.

               "Initial Plan Election" has the meaning  assigned to such term in
Section 4.1.

               "Investment Letter" means a letter, in a form to be approved by the Appropriate Committee, by which a Participant represents that he is an accredited Investor and that he is acquiring his interest in the Plan and any shares of Common Stock that may be acquired hereunder for investment and without a view to any distribution thereof.

               "Management and Compensation Committee" means the Management and Compensation Committee of the Company or another committee of the Company or the Board of Directors designated by the Board of Directors to perform the functions of the Management and Compensation Committee hereunder.

               "Marginal Tax Rate" means the maximum combined marginal rate of tax expressed as a fraction to which the Company is subject for the applicable Fiscal Year, including Federal, New York State and New York City income taxes (including any minimum or alternative tax), net of any tax benefit resulting from the deductibility of state and local taxes for federal income tax purposes.

               "Net Earnings Adjustment" has the meaning assigned to such term in Section 5.10(a).

               "Part  Year  Units"  has the  meaning  assigned  to such  term in
Section 5.4(a).

               "Participant" means any Eligible Employee who has validly elected to participate in the Plan pursuant to Section 4.1.

               "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof.

               "Personal Leave of Absence" means the absence from the Company by a Participant, with the consent of the Company, for an extended period of time without salary under circumstances in which a return to full-time employment by the Participant is contemplated.

               "Plan" means The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors as set forth herein and as amended and restated from time to time.

               "Plan Election" means the election to defer compensation made by a participant pursuant to Section 4.

               "Plan Year" means Fiscal Year 1991, Fiscal Year 1992, Fiscal Year 1993 and any other Fiscal Year with respect to which the Board Committee makes the determination provided for in Section 3.1.

               "Preferred Stock" means any capital stock of the Company that has a right to dividends or distributions in liquidation (or both) prior to the holders of the Common Stock.

               "Preferred Stock Dividend Requirement" means, for any Fiscal Year, the amount of all dividends actually declared by the Company on, or required to be declared by the Company in accordance with the terms of, any Preferred Stock, in such Fiscal Year.

               "Pre-Plan Earnings Per Share" means, for any Fiscal Year, (a) the sum of (i) the Company's consolidated net income or loss for such Fiscal Year less (ii) the amount of the Preferred Stock Dividend Requirement for such Fiscal Year, plus (iii) the amount obtained by multiplying the Aggregate Imputed Costs of the Plan deducted in the calculation of consolidated net income or loss for such Fiscal Year by the fraction which is one minus the Marginal Tax Rate for such Fiscal Year, divided by (b) the sum of (x) the number of shares of Common Stock outstanding during such Fiscal Year, computed on a weighted average basis based on the number of days outstanding during such Fiscal Year, (y) the aggregate number of CAP Units credited to the Accounts of all Participants computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that CAP Units are credited, increased or decreased pursuant to Section 5.1, 5.3 or 5.10 of the Plan, and (z) the aggregate number of Earnings Units credited to the Earnings Unit Accounts of all participants in the PUP Plan computed on a weighted average basis based on the number of days outstanding during such Fiscal Year but not including in such computation the day that Earnings Units are credited, increased or decreased pursuant to Section 4.2 or 4.5 of the PUP Plan.

               "PUP Plan" means The Bear Stearns Companies Inc. Performance Unit Plan for Senior Managing Directors, as the same shall be amended, supplemented or modified from time to time.

               "Quarter  End  Date"  has the  meaning  assigned  to such term in
Section 5.3.

               "Registration Statement" has the meaning assigned to such term in
Section 6.7.

               "Reporting Person" means a director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

               "Required Deferral Amount" means, for any Plan Year, the following percentages of that portion of a Participant's current compensation for such Plan Year (prior to giving effect to any effective election hereunder to defer receipt of a portion of such amount but after giving effect to any effective election to defer compensation under any other plan sponsored by the Company or any Affiliate) which exceeds $200,000 (or the then prevailing annual base salary for Senior Managing Directors of Bear Stearns for such Plan Year):

              25% of the first                         $   300,000
              30% of the next                          $   500,000
              40% of the next                          $ 1,000,000
              50% of compensation exceeding            $ 2,000,000

Notwithstanding the foregoing, (a) the Required Deferral Amount for any Participant who will attain age 55 prior to the last day of any Plan Year and who elects in his Plan Election to be governed by this sentence in the manner specified by the Appropriate Committee shall be 25% of such compensation of such Participant for each Plan Year in which he attains age 55 or older and (b) no Participant shall be required or entitled to defer any portion of his compensation for any Plan Year for which he was entitled to receive payment prior to the date of his Plan Election. The Required Deferral Amount in his initial Plan Year for any Participant who first becomes an Eligible Employee after the first day of any Plan Year shall be determined by multiplying each of the foregoing amounts in this paragraph by a fraction, the numerator of which is the number of whole months remaining in the Plan Year following his date of employment and the denominator of which is 12.

               "Required Deferral Period" has the meaning assigned to such term in Section 3.1.

               "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act, as the same may be modified or amended from time to time, and any successor rule.

               "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor statute or statutes.

               "Special Plan Election" has the meaning  assigned to such term in
Section 4.6.

               "Stock Award Amount" means, for a Plan Year, a dollar amount equal to the sum of (a) a Participant's Required Deferral Amount for the Plan Year, multiplied by the related Stock Award Percentage, plus (b) a Participant's Additional Deferral Amount, if any, multiplied by the related Stock Award Percentage.

               "Stock Award Percentage" means, for any Plan Year, the percentage determined by the Compensation Committee, which will be applied to either the Required Deferral Amount or the Additional Deferral Amount to determine the amount which will be awarded pursuant to the Stock Award Plan. The Compensation Committee has the right to select different percentages for determining each of these amounts.

               "Termination Date" means the last day of any Deferral Period.

               "Total CAP Units" means the aggregate number of CAP Units, adjusted through any date of determination thereof, theretofore credited to a Participant's Capital Accumulation Account.

               "Total Deferral Amount" for any Participant means, for each Plan Year, the sum of the Required Deferral Amount and the Additional Deferral Amount, reduced by the Stock Award Amount.

               2.2 Accounting Terms. Whenever any accounting term is used herein, or the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purposes of this Plan, such accounting term shall have the meaning assigned to such term or such determination or computation shall be made (as the case may be), to the extent applicable and except as otherwise specified herein, in accordance with GAAP.

                                    SECTION 3

               Eligibility

               3.1 Not later than 90 days after the commencement of any Fiscal Year, the Board Committee shall determine whether Eligible Employees who are not then Participants shall be entitled to defer a portion of their compensation for such Fiscal Year and the two Fiscal Years next succeeding such Fiscal Year (such three Fiscal Years being referred to collectively as a "Required Deferral Period"); provided, however, that in the case of the Required Deferral Period of which the Base Year is the Fiscal Year ending June 30, 1992, such determination may be made not later than October 30, 1991.

               3.2 Each individual who is an Eligible Employee at any time during the Enrollment Period in respect of a Plan Year and is not then a Participant shall be eligible to participate in the Plan by deferring compensation as provided in Section 4.1; provided, however, that an Eligible Employee who does not elect to participate in the Plan during the Enrollment Period for the first Plan Year in which he is an Eligible Employee shall not be entitled to participate in the Plan in respect of subsequent Plan Years unless such participation is approved by the Appropriate Committee not later than the last day of the Enrollment Period for such Plan Year; and provided, further, that no individual shall be eligible to participate in the Plan unless such individual agrees to execute such documents or agrees to such restrictions, including but not limited to the execution of an Investment Letter, as the Appropriate Committee in its sole discretion may require.

                                   SECTION 4

               Deferrals of Compensation

               4.1 Plan Election. Each Eligible Employee who satisfies the eligibility requirements of Section 3.2 during a Plan Year may, during the applicable Enrollment Period, execute and file with the Appropriate Committee a Plan Election (an "Initial Plan Election"), in the form provided by the Company,
(a) electing to defer (i) the Required Deferral Amount of his current compensation for each of the three Fiscal Years in the Required Deferral Period and (ii) subject to the approval of the Appropriate Committee, any amount of his current compensation in excess of the Required Deferral Amount for his Base Year (the "Additional Deferral Amount") and (b) electing, subject to the approval of the Appropriate Committee, a Deferral Period (in whole Fiscal Years) in respect of the Required Deferral Amount and any Additional Deferral Amount for such Base Year of more than Five Fiscal Years. During the Enrollment Period occurring during the second and third Fiscal Years of a Required Deferral Period (or if there is no Enrollment Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment Period and ending on the anniversary of the last day of such Enrollment Period), a Participant may execute and file with the Appropriate Committee an additional Plan Election (an "Additional Plan Election"), in the form provided by the Company electing, if applicable, a shorter Deferral Period or, subject to the approval of the Appropriate Committee, an Additional Deferral Amount for such Fiscal Year or a Deferral Period in respect of the Required Deferral Amount and any Additional Deferral Amount for such Fiscal Year of more than five Fiscal Years. The Appropriate Committee may approve any election of an Additional Deferral Amount and any election of a Deferral Period in excess of five Fiscal Years, or may deny any such request, in its sole discretion. If the Appropriate Committee shall deny any election of any Additional Deferral Amount, then the Additional Plan Election shall be deemed to relate only to the Participant's Required Deferral Amount for the Fiscal Year involved and, if the Appropriate Committee shall deny any election of a Deferral Period in excess of five Fiscal Years, then the Deferral Period applicable to the Required Deferral Amount and any Additional Deferral Amount for the Fiscal Year involved shall be five Fiscal Years.

               4.2 Effect of Initial Plan Election. An Initial Plan Election filed during the Enrollment Period in respect of a Plan Year in accordance with
Section 4.1 shall constitute an election (a) to become a Participant in this Plan with respect to such Fiscal Year and the two succeeding Fiscal Years, (b) to defer for Deferral Period receipt of the Required Deferral Amount and the Additional Deferral Amount (if any) approved by the Appropriate Committee for such Fiscal Year and (c) to defer receipt of the Required Deferral Amount for the second and third Fiscal Years of the Required Deferral Period beginning with such Fiscal Year for the Deferral Period or such other period as may be approved by the Appropriate Committee pursuant to Section 4.1, unless, in the case of such second and third Fiscal Years, such Participant is excluded from participation in respect of subsequent Fiscal Years of a Required Deferral Period upon approval of the Appropriate Committee pursuant to Section 4.5(a).

               4.3 Elective Deferrals. For each Plan Year occurring after the third Fiscal Year of a Participant's Required Deferral Period as to which such Participant has not theretofore had the opportunity to elect to defer compensation (each such Plan Year being referred to as an "Elective Plan Year"), such Participant may, subject as provided below, during the Enrollment Period in respect of any Plan Year during which the Board Committee has determined pursuant to Section 3.1 to allow any Eligible Employees to defer compensation for such Elective Plan Year, execute and file with the Appropriate Committee an Additional Plan Election electing to defer for the applicable Deferral Period the Required Deferral Amount of his current compensation for such Elective Plan Year. Thereafter, during the Enrollment Period occurring during each such Elective Plan Year (or if there is no Enrollment Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment

Period and ending on the anniversary of the last day of such Enrollment Period) a Participant may execute and file an Additional Plan Election, electing, subject to the approval of the Appropriate Committee, an Additional Deferral Amount for such Elective Plan Year and a Deferral Period (in whole Fiscal Years) in respect of the Required Deferral Amount and any Additional Deferral Amount for such Elective Plan Year of more than five Fiscal Years or, if applicable, a shorter Deferral Period. The Appropriate Committee may approve any election under this Section 4.3 to defer an Additional Deferral Amount and any election of a Deferral Period in excess of five Fiscal Years, or may deny any such request, in its sole discretion. If the Appropriate Committee shall deny any election of an Additional Deferral Amount, then the additional Plan Election shall be deemed to relate only to the Participant's Required Deferral Amount for the Elective Plan Year involved and, if the Appropriate Committee shall deny any election of a Deferral Period in excess of five Fiscal Years, then the Deferral Period applicable to the Required Deferral Amount and any Additional Deferral Amount for the Elective Plan Year involved shall be five Fiscal Years. If at any time there is more than one Elective Plan Year as to any Participant, then the Appropriate Committee shall determine whether or not the additional Plan Election which may be submitted in respect of such Elective Plan Years by such Participant shall relate to one or more than one of such Elective Plan Years. If the Appropriate Committee determines that such Plan Election shall relate to more than one Elective Plan Year, then the additional Plan Election to be filed by such Participant shall constitute an election to defer the Required Deferral Amount of his current compensation for each of such Elective Plan Years. Notwithstanding the foregoing, however, if an Eligible Employee does not elect to defer at least the Required Deferral Amount in respect of any Elective Plan Year, such Eligible Employee shall be ineligible to submit an additional Plan Election in respect of any succeeding Elective Plan Year unless the Appropriate Committee, in its sole discretion, shall determine (including, without limitation, by reason of hardship as contemplated by Section 4.5(a)) that such Eligible Employee shall once again be eligible to elect to defer compensation under this Section 4.3. In the event that the Appropriate Committee shall make the determination contemplated by the preceding sentence in respect of any Elective Plan Year for which the Enrollment Period has already expired, then the Appropriate Committee, may, in its discretion, establish a supplementary enrollment period for the Eligible Employee involved, in which case such supplementary enrollment period shall be deemed the Enrollment Period for such Eligible Employee for purposes of this Plan in respect of the Elective Plan Year involved.

               4.4 Election Irrevocable. The election to defer compensation pursuant to a Plan Election or Additional Plan Election, once made for the first, second and third Fiscal Years of a Required Deferral Period or for any Elective Plan Year, shall be irrevocable and shall not be subject to cancellation by the Participant or, except as expressly provided herein, by the Appropriate Committee or the Company. Without limiting the generality of the foregoing, such an election for the first, second and third Fiscal Years of a Required Deferral Period or for any Elective Plan Year shall not be subject to cancellation by a Participant by reason of termination of his employment with the Company or an Affiliate.

               4.5    Hardship Exceptions.

               (a) A Participant may request to be excluded from participating in the Plan in respect of any Plan Year other than his Base Year by filing with the Appropriate Committee during the Enrollment Period occurring during such Fiscal Year (or if there is no Enrollment

Period for such Fiscal Year, the period commencing on the anniversary of the first day of the most recent preceding Enrollment Period and ending on the anniversary of the last day of such Enrollment Period) a written request for non-participation, which request shall set forth the circumstances that have arisen since the Enrollment Period in respect of such Plan Year that would make continued participation in the Plan an unanticipated financial hardship for such Participant. The Appropriate Committee, in its sole discretion, shall determine whether or not to grant any such request. A Participant who requests and is granted such an exclusion shall not be eligible to participate in the Plan in respect of the Plan Year for which such request is granted, but shall continue to participate in the Plan in respect of any other Plan Years for which an election has previously been made hereunder and shall be eligible to participate in the Plan for future Plan Years.

               (b) A Participant may request a reduction in any Deferral Period by one or more Fiscal Years at any time by filing with the Appropriate Committee a written request setting forth the circumstances that have arisen since the Enrollment Period for the related Plan Year that would make the failure to reduce the Deferral Period an unanticipated financial hardship for such Participant. The Appropriate Committee, in its sole discretion, shall determine whether or not to grant any such request and, if so, the number of whole Fiscal Years by which the Deferral Period shall be so reduced.

               4.6 Special Elections. The Appropriate Committee shall have the right in its sole discretion to permit a Participant to execute and file with the Appropriate Committee, at such times and on such terms and conditions as the Appropriate Committee shall determine, a Plan Election (a "Special Plan Election") in form provided by the Company, electing to extend the Deferral Period previously selected with respect to any Required Deferral Amount and/or Additional Deferral Amount for such periods and in such proportions as shall be determined by the Appropriate Committee, provided that the Deferral Period being extended shall terminate no earlier than the end of the Fiscal Year following the Fiscal Year in which the Special Plan Election is made, except that any election with respect to the Deferral Period ending on June 30, 1997 shall be made on or before December 31, 1996. The Earnings Adjustment with respect to each Plan Year in any such additional Deferral Period shall be calculated in accordance with Section 5.4(e).

                                    SECTION 5

               Capital Accumulation Accounts; Cash Balance Accounts

               5.1 Annual Credits to Capital Accumulation Accounts. For each Plan Year, the Company shall credit to each Participant, as of the last day of such Plan Year, by means of a bookkeeping entry established and maintained by the Company for each such Participant (a "Capital Accumulation Account"), a number of CAP Units equal to the quotient obtained by dividing the Total
Deferral Amount for such Plan Year by the Average Cost Per Share of the Available Shares for such Plan Year. The Available Shares for this purpose shall be the total number of Available Shares for such Plan Year less a number of shares equal to any CAP Units credited to Participants in respect of any fiscal quarter during such Plan Year pursuant to Section 5.3 and less a number of shares equal to the number of CAP Units to be credited to Participants as a Net Earnings Adjustment pursuant to Section 5.10(a) for such Plan Year.

Notwithstanding the foregoing, if the aggregate number of CAP Units that otherwise would be credited to the Capital Accumulation Accounts of all Participants pursuant to the first sentence of this Section 5.1 would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited to the Capital Accumulation Accounts of all Participants shall be limited to the number of Available Shares and such aggregate number of CAP Units shall be allocated on a pro rata basis, based on the respective Total Deferral Amounts of each Participant in respect of such Plan Year. The Company shall record CAP Units credited in respect of each Plan Year in a separate subaccount of each Participant's Capital Accumulation Account and any credits or adjustments hereunder to such CAP Units shall be made separately with respect to the CAP Units credited to each such subaccount.

               5.2 Cash Balance Account. If the number of CAP Units which the Company is able to credit to Participants in respect of any Plan Year is limited by the third sentence of Section 5.1, then the Company shall also credit to each Participant an amount equal to (a) the Total Deferral Amount for such Plan Year for such Participant, less (b) the product of (i) the number of CAP Units credited to such Participant in respect of such Plan Year and (ii) the Average Cost per Share of the Available Shares taken into account in such determination. Such amounts shall be credited as of the last day of such Plan Year by means of a bookkeeping entry established and maintained by the Company for each Participant (a "Cash Balance Account"). The Company shall record Cash Balances credited in respect of each Plan Year in a separate subaccount of each Participant's Cash Balance Account and any credits or adjustments hereunder to such Cash Balances shall be made separately with respect to each such subaccount.

               5.3 Quarterly Credits in Respect of Cash Balances. If there shall exist a Cash Balance in the Cash Balance Account of any Participant on the last day of any fiscal quarter of the Company, including the last day of a Plan Year (a "Quarter End Date"), the Company shall credit the Capital Accumulation Account of each such Participant, as of such Quarter End Date, with a number of additional CAP Units determined by dividing such Cash Balance by the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period. If the aggregate number of CAP Units required to be credited to the Capital Accumulation Accounts of all such Participants pursuant to the preceding sentence would exceed the number of Available Shares, then the aggregate number of CAP Units to be credited shall be limited to the number of Available Shares and such CAP Units shall be allocated on a pro rata basis, based on the respective Cash Balances of each Participant. In connection with any crediting of CAP Units pursuant to this Section 5.3, the Cash Balance of each such Participant shall be reduced by debiting to his Cash Balance Account an amount equal to the product of the number of CAP Units credited to his Capital Accumulation Account and the Average Cost Per Share of the Available Shares acquired by the Company during the annual or quarterly period specified by the Board Committee.

               5.4    Earnings Adjustments.  For purposes of calculating the Net
Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Earnings Adjustment shall be calculated with respect to such Deferral Year, after making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, as follows:

               (a) first, the Company shall determine a dollar amount of interest to be credited to each Participant who had a positive Cash Balance at any time during the Deferral Year by multiplying the daily weighted average amount of each such Participant's Cash Balance (such weighted average to be determined by adding the amounts of the Participant's Cash Balance on each day during such Deferral Year and dividing the total so obtained by the number of days in such Deferral Year) by a percentage equal to the daily average of the highest rates of interest paid by Bear Stearns to its employees from time to time during such Deferral Year on free credit balances;

               (b) the Company next shall determine a dollar amount to be credited or debited to each Participant in respect of CAP Units credited to such Participant's Capital Accumulation Account as of the first day of the Deferral Year and at all times throughout such Deferral Year ("Full Year Units") by multiplying such number of Full Year Units by the Income Per Share for the Deferral Year; provided, however, that the amount to be credited or debited pursuant to this clause (b) to a Participant whose employment with the Company and its Affiliates was terminated during such Deferral Year shall be the amount determined as aforesaid multiplied by a fraction, the numerator of which shall be the number of whole months in such Deferral Year prior to the month in which his employment terminated and the denominator of which shall be 12;

               (c) the Company then shall determine a dollar amount to be credited to each Participant in respect of CAP Units credited or debited to his Capital Accumulation Account as of any date subsequent to the first day of the Deferral Year ("Part Year Units") by multiplying such number of Part Year Units by the Income Per Share for the Deferral Year and multiplying the product so obtained by a fraction, the numerator of which shall be the number of whole months in such Deferral Year during which such Part Year Units were so credited (less, in the case of a Participant whose employment by the Company and its Affiliates is terminated in such Deferral Year, the number of whole months following the effective date of such termination, plus one) and the denominator of which shall be 12 (if a Participant's Capital Accumulation Account has been credited with Part Year Units which initially were credited to such Account as of different dates during the Deferral Year, then the calculation required by this clause (c) shall be made separately for each such group of Part Year Units);

               (d) the Company then shall calculate a dollar amount to be charged to each Participant who has any Additional Deferral Amount by determining the Cost of Carry for such Participant with respect to each Plan Year for which he has any such Additional Deferral Amount and multiplying each such amount by a fraction, the numerator of which shall be the Participant's Additional Deferral Amount for such Plan Year and the denominator of which shall be his Total Deferral Amount for such Plan Year; provided that the charge computed pursuant to this subparagraph (d) resulting from an Additional Deferral Amount in Plan Year 1993 or Plan Year 1994 shall be taken into account only with respect to a Participant who has elected to defer such Additional Deferral Amount for more than five Fiscal Years and then only with respect to Deferral Years after the fifth Deferral Year;

               (e) the Company then shall calculate a dollar amount to be charged to each Participant who elected to defer any Required Deferral Amount in respect of any Plan Year for more than five Fiscal Years by determining the Cost of Carry for such Participant with respect to each such Plan Year and multiplying each such amount by a fraction, the numerator of which shall be the Participant's Required Deferral Amount for such Plan Year and the denominator of which shall be his Total Deferral Amount for such Plan Year; provided that the charge computed pursuant to this subparagraph
(e) shall be taken into account only with respect to Deferral Years after the fifth Deferral Year;

               (f) the Company shall then calculate an amount to be charged to each Participant whose employment with the Company and its Affiliates has terminated equal to the Cost of Carry for such Participant for such Deferral Year or, if his employment terminated in such Deferral Year, for the portion thereof beginning with the month in which his employment terminated; and

               (g) finally, (i) if the sum (or net amount) of the amounts determined for a Participant in subparagraphs (a), (b) and (c) above is a positive number and such sum (or net amount) exceeds the aggregate of the charges, if any, determined for such Participant pursuant to subparagraphs (d),
(e) and (f) above, then the Earnings Adjustment shall equal such sum (or net amount), as determined for purposes of this Section 5.4, or (ii) if the net amount of the amounts determined for a Participant in subparagraphs (a), (b) and
(c) less the aggregate of the charges, if any, determined pursuant to subparagraphs (d), (e) and (f) is a negative number (an "Earnings Charge") and such Participant has a positive Cash Balance, then (A) such Cash Balance first shall be reduced by an amount equal to such Earnings Charge (provided that no such reduction shall be made to the extent the Earnings Charge relates to a negative result from sub-paragraph (b) or (c)) and (B) if, after reducing such Cash Balance to zero, any amount determined in accordance with the preceding clause (ii)(A) remains unapplied, or if such Participant has no Cash Balance, then the Earnings Adjustment shall be zero.

               5.5 Book Value Adjustment. For purposes of calculating the Net Earnings Adjustment with respect to any Deferral Year pursuant to Section 5.10, the Book Value Adjustment shall equal the sum of (1) the amount maintained in the Book Value Adjustment Carry Forward Account pursuant to Section 5.10(a), if any, and (2) the product of (a) the total number of CAP Units credited to the Capital Accumulation Account of each Participant as of the last day of such Deferral Year but without including any CAP Units credited on such date pursuant to Sections 5.1, 5.3 and 5.10 multiplied by (b) the difference between Adjusted Book Value Per Share as of the last day of the Deferral Year and Adjusted Book Value Per Share as of the last day of the preceding Deferral Year.

               5.6    Overall Cost Limitation. Notwithstanding the provisions of
Section 5.10, if the operation of the Plan (without giving effect to this Section 5.6) would result in Adjusted Earnings Per Share for any Fiscal Year being less than 98.5% of Pre-Plan Earnings Per Share for such Fiscal Year, then, after making the other credits and adjustments required by Section 5.3, (a) the Net Earnings Adjustments required by Section 5.10(a) first shall be reduced or eliminated, and (b) if necessary after eliminating all such Net Earnings Adjustments, the Cash Balance Accounts of all Participants shall be reduced or eliminated so that to the extent possible, after giving effect to all such reductions and eliminations, Adjusted Earnings Per Share for such Fiscal Year will be 98.5% of Pre-Plan Earnings Per Share.

               5.7 Antidilution Adjustments. In the event of a stock split or if the Company makes any distribution (other than a cash dividend) with respect to Common Stock after the date CAP Units initially are credited to a Participant's Capital Accumulation Account in accordance with this Section 5, the number of CAP Units held in each Participant's Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event. If there shall be any other change in the number or kind of outstanding shares of Common Stock as a result of a recapitalization, combination of shares, merger, consolidation or otherwise, the number of CAP Units credited to each Participant's Capital Accumulation Account shall be equitably adjusted (as determined by the Appropriate Committee in its sole discretion) to reflect such event.

               5.8 Apportionment of Credits. Whenever CAP Units are credited to a Participant's Capital Accumulation Account pursuant to Section 5.3 or 5.10 in respect of any Deferral Year, they shall be apportioned among the CAP Units originally credited to such Account in respect of each Plan Year on a pro rata basis, based on the respective number of the CAP Units originally credited in respect of each such Plan Year, and such additional CAP Units shall have the same Termination Date as the original CAP Units to which they are so apportioned.

               5.9 Amounts Vested. A Participant shall be fully vested at all times in the CAP Units credited to his Capital Accumulation Account and in the Cash Balance credited to his Cash Balance Account; provided, however, that the establishment and maintenance of, or credits to, such Capital Accumulation Account and Cash Balance Account shall not vest in any Participant or his Beneficiary any right, title or interest in or to any specific asset of the Company.

               5.10   Net Earnings Adjustments.

               (a) After making any credits to the Capital Accumulation Accounts of the Participants in respect of the fourth fiscal quarter of such Deferral Year pursuant to Section 5.3, each Participant's Account shall be adjusted, effective as of the last day of such Deferral Year, as provided in this Section 5.10(a). The Company shall credit the Capital Accumulation Account of each Participant with an additional number of CAP Units (a "Net Earnings Adjustment") equal to the quotient of (i) the difference between the Earnings Adjustment calculated in accordance with Section 5.4 and the Book Value
Adjustment calculated in accordance with Section 5.5 for such Deferral Year, divided by (ii) the Average Cost Per Share of the Available Shares acquired by the Company and designated by the Board Committee as being allocated to such period. Notwithstanding the foregoing, however, if (i) the Earnings Adjustment is a negative number or (ii) the Book Value Adjustment exceeds the Earnings Adjustment then no CAP Units shall be credited to the Accounts of any Participants and the amounts of each of such Book Value Adjustment and Earnings Adjustment shall be disregarded and shall not be taken into account for purposes of the Plan in any subsequent Deferral Year.

               If the aggregate number of CAP Units required to be credited to the Accounts of all Participants pursuant to this Section 5.10(a) shall exceed the number of Available Shares in respect of such Plan Year, then the Company shall credit to each Participant only that number of CAP Units as shall equal the number of Available Shares, on a pro rata basis, based on the number of CAP Units which each Participant otherwise would have been entitled to be credited. In such event, the Company shall also carry forward to subsequent Deferral Years the respective amounts obtained by multiplying each of the Earnings Adjustment and the Book Value Adjustment applicable for each Participant by the fraction which is one minus the quotient obtained by dividing
(a) the number of Available Shares by (b) the aggregate number of CAP Units required to be credited pursuant to this Section 5.10(a). Such respective amount shall be credited (or debited) by means of separate bookkeeping entries established and maintained by the Company to the Cash Balance Account in respect of the Earnings Adjustment and a "Book Value Adjustment Carryforward Account" in respect of the applicable Book Value Adjustment of each Participant. The amounts credited to the Cash Balance Account in respect of the Earnings Adjustment shall equal the product of (a) the applicable amount carried forward in respect of Earnings Adjustment and (b) the Average Cost Per Share for the Plan Year involved.

               (b) Notwithstanding anything in the Plan to the contrary, for purposes of determining Historical Book Value Per Share and Adjusted Book Value Per Share, the Net Earnings Adjustments credited to each Participants' Capital Accumulation Account pursuant to Section 5.10(a) shall be disregarded and in lieu thereof the Earnings Adjustments provided for in Section 5.4 and the Book Value Adjustments provided for in Section 5.5 shall be deemed made without giving effect to Section 5.10(a). In addition, for purposes of calculating the Earnings Adjustment and the Book Value Adjustment (except as required by Section
5.2 any amounts credited to a Book Value Adjustment Carryforward Account in a prior Deferral Year shall be deemed made as a Book Value Adjustment in the year so credited and not carried forward to subsequent Deferral Years.

               5.11 Certification of the Board Committee. As a condition to the right of any Participant to receive any shares payable in respect of CAP Units credited to such Participant's Capital Accumulation Account or cash in respect of such Participant's Cash Account, in respect of fractional CAP Units credited to such Participant's Capital Accumulation Account or payable pursuant to Section 6.6, prior to the time CAP Units or cash is credited to the appropriate Accounts of such Participant or a Participant receives cash pursuant to Section 6.6, the Board Committee shall be required to certify, by resolution of the Board Committee or other appropriate action, that the amounts to which such Participant is entitled have been accurately determined in accordance with the provisions of the Plan.

                                    SECTION 6

               Payment of Benefits

               6.1 Distributions. As soon as practicable following each Termination Date, each Participant shall be entitled to receive from the Company, in respect of the Total Deferral Amount for the related Plan Year, a number of shares of Common Stock equal to the Total CAP Units credited to his Capital Accumulation Account in respect of such Plan Year and an amount in cash equal to his Cash Balance, if any, in respect of such Plan Year, each determined as of such Termination Date.

               6.2 Accelerated Distributions. Notwithstanding the provisions of Section 6.1 and in lieu of any distribution on a Termination Date selected by a Participant, a Participant may receive a distribution prior to a Termination Date as follows:

               (a) If a Participant shall die during any Fiscal Year prior to the end of all of his Deferral Periods, the Participant's estate (or his Beneficiary) shall be entitled to receive from the Company, as soon as practicable after the end of the Fiscal Year in which such Participant's death occurs, a number of shares of Common Stock equal to the Total CAP Units credited to his Capital Accumulation Account, as adjusted pursuant to Sections 5.6 and
5.10 as of the end of the Fiscal Year in which such Participant's death occurs, and an amount in cash equal to his Cash Balance, if any, as of the end of the Fiscal Year in which such Participant's death occurs.

               (b) If a Participant's employment with the Company and its Affiliates shall be terminated for any reason prior to the end of all of his Deferral Periods (other than by reason of death), or if such Participant shall suffer a Disability or shall become a Managing Director Emeritus of Bear Stearns, then such Participant (or his Beneficiary) shall, unless otherwise determined by the Appropriate Committee as hereinafter provided, continue to be bound by, and to be subject to, all the terms and provisions of this Plan, except that (i) in lieu of making any calculations pursuant to subparagraphs
(ii) and (iii) of Section 5.4 in respect of the portion of the Deferral Year beginning with the month in which his employment terminates and for any subsequent Deferral Year prior to any Termination Date, the Company shall credit to the Cash Balance Account of such Participant, on an annual basis as of the last day of each Fiscal Year, a dollar amount equal to the cash dividends declared by the Company, in the fiscal quarter of the Company following the fiscal quarter in which his employment terminated or in any subsequent fiscal quarter ending on or prior to a Termination Date, on that number of shares of Common Stock corresponding to the number of CAP Units credited to his Capital Accumulation Account (A) as of the last day of the month before his employment terminates in respect of the Fiscal Year in which his employment terminated and
(B) as of the first day of the Fiscal Year after which his employment terminated in respect of all subsequent Fiscal Years, and (ii) notwithstanding the provisions of Section 5.5, the Book Value Adjustment for any Fiscal Year following the Fiscal Year in which his employment terminated shall be zero. For purposes of calculating the Book Value Adjustment for the Fiscal Year in which the employment of a Participant is terminated, the denominator of the fraction referred to in Section 5.5 of the Plan shall be (in lieu of the Adjusted Book Value Per Share on the last day of the Deferral Year for which the adjustment is being made) the Adjusted Book Value Per Share calculated by including in the definition of Adjusted Common Stockholder Equity (in lieu of all increases (or decreases) in retained earnings attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company) the amount determined by multiplying (A) the increase (or decrease) in retained earnings in such Fiscal Year attributable to net income (or loss) minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company by (B) a fraction, the numerator of which is the number of months in the Fiscal Year prior to but not including the month in which his employment terminates, and the denominator of which is 12.

               Notwithstanding the foregoing:

                      (i) the Appropriate  Committee shall have the right in its sole discretion (A) to treat a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns as a Participant (1) in all respects under this Plan, (2) to whom the provisions of Section 5.4 but not the provisions of
               Section 4.1 shall apply or (3) whose employment with the Company and its Affiliates has terminated and to whom the foregoing provisions of this paragraph (b) shall apply, and (B) at any time or from time to time, to change any such treatment with respect to any such Participant to any other such treatment;

                      (ii) the Appropriate Committee shall have the right in its sole discretion to accelerate any Termination Date with respect to any Plan Year of a Participant whose employment with the Company and its Affiliates terminates to the last day of the Fiscal Year in which such employment terminates or to the last day of any subsequent Fiscal Year, in which case the date so determined by the Appropriate Committee with respect to each such Plan Year shall be the Participant's Termination Date for all purposes of this Plan with respect to each such Plan Year. The Appropriate Committee shall give notice of any such determination to the Participant at least ten days prior to the earliest of such accelerated Termination Dates. In addition, if a Participant whose employment with the Company has terminated shall request the Appropriate Committee to accelerate the Termination Date with respect to any Plan Year of such Participant to the last day of the Fiscal Year immediately preceding the Fiscal Year in which such Participant's employment terminates, the Appropriate Committee may in its sole discretion so accelerate the Termination Date with respect to any such Plan Year of such Participant. If the Appropriate Committee takes such action, such Participant's distribution from the Plan for any Plan Year the Termination Date of which is so accelerated shall be based on the Total CAP Units and his Cash Balance at the end of such prior Fiscal Year for each such Plan Year, without giving effect to any adjustments otherwise required to be made during the Fiscal Year in which his employment terminates, including, without limitation, for Net Earnings Adjustments, dividends on the Common Stock, or interest, and the distributions called for in Section
               6.1 of the Plan shall be made as soon as practicable after such action is taken by the Appropriate Committee;

                      (iii) Notwithstanding clause (ii) above, the Appropriate Committee shall have the right in its sole discretion to determine that, regardless of the Termination Date with respect to any other Plan Year or Plan Years, the Termination Date with respect to the Plan Year in which the employment of the Participant with the Company and its Affiliates terminates, and the Plan Year immediately preceding such Plan Year if such employment terminates prior to the date on which the Capital Accumulation Account of such Participant is credited pursuant to
               Section 5.1 hereof with respect to such immediately preceding Plan Year, shall be the last day of the Fiscal Year immediately preceding the Plan Year in which such employment terminates or, if applicable, the prior Plan Year; and

                      (iv) the  Appropriate  Committee  may permit a Participant whose employment with the Company and its Affiliates terminates more than five years after the last day of his first Plan Year and who has elected a Deferral Period of more than five Fiscal Years for any Plan Year to participate in the Plan with respect to any such Plan Year for one or more Fiscal Years (but not beyond his Termination Date as determined in accordance with his applicable Plan Election) on substantially the same terms as other Participants whose employment has not terminated, in which case the Capital Accumulation Account of such Participant shall continue to be adjusted in the manner provided in Section 5.10 for other Participants except that subparagraph (f) of Section 5.4 shall apply to such a Participant, and the Termination Date with respect to each such Plan Year shall be the last day of such Fiscal Year as shall be determined by the Appropriate Committee.

               (c) If a Participant shall take a Personal Leave of Absence prior to the end of all his Deferral Periods, the Appropriate Committee shall have the right in its sole discretion to require the Participant to become subject to the provisions of paragraph (b) above (to the same extent as a Participant whose employment had terminated) during the period of such Personal Leave of Absence, except that in the event the Participant resumes full-time employment after the first day of a Fiscal Year, all calculations under this Plan with respect to such Fiscal Year shall be made by treating the Participant in the same manner as a full-time employee for the number of full months of such employment during such Fiscal Year and as a Participant whose employment had been terminated for the balance of such Fiscal Year. If the Appropriate Committee shall not take such action the Participant shall continue to be treated under this Plan on the same basis as a Participant who is not on a Personal Leave of Absence.

               (d)    In  addition,   in  the  event  of  hardship,   actual  or
prospective change in tax laws, or any other unforeseen or unintended circumstance or event (including, without limitation, if the tax laws of any foreign jurisdiction do not provide for tax consequences to Participants or the Company that are comparable to those provided under United States tax laws), or if desirable to preserve the deductibility for federal income taxes of compensation paid or payable by the Company to any Participant, the Appropriate Committee, in its sole discretion, may accelerate any Termination Date of any Participant to the last day of any Fiscal Year, in which case the accelerated date determined by the Appropriate Committee shall be the Termination Date for all purposes of this Plan.

               (e) Notwithstanding anything else contained in this Plan, upon determination by the Appropriate Committee to accelerate any Termination Date or distribution of payment pursuant to this Plan, in consideration of such decision, the Appropriate Committee shall require the Participant to execute an agreement, in form and substance satisfactory to the Appropriate Committee, providing for the Participant's agreement not to solicit any employees of the Company for a period terminating on the last deferral date when the Participant would have otherwise received a distribution from the Plan; and the Appropriate Committee may require, in its sole discretion, the Participant to further agree to such terms and conditions as determined by the Appropriate Committee in its sole discretion.

               6.3 Change in Control and Parachute Limitation. Notwithstanding the provisions of Sections 6.1 and 6.2, within sixty (60) days of the occurrence of a Change in Control, each Participant shall be entitled to receive from the Company that number of shares of

Common Stock which is equal to the Total CAP Units credited to his Capital Accumulation Account as of the date of such Change in Control and an amount in cash equal to his Cash Balance, if any, as of such date; provided, however, no amount shall be immediately distributable or payable under the Plan if and to the extent that the Appropriate Committee determines that such distribution or payment (taken together with any other payment received or to be received by the Participant from the Company or any of its Affiliates in connection with a Change in Control) would constitute an "excess parachute payment" under section 280G of the Code, which would cause such amount to be subject to an excise tax to the recipient or to be nondeductible to the Company or any of its Affiliates, or would subject a Reporting Person to liability under Section 16(b) of the Exchange Act or any rule or regulation thereunder by reason of transactions or events occurring on or prior to the occurrence of the Change in Control. Payment of amounts not distributed by reason of this Section 6.3 shall be made as soon as practicable, consistent with this Section 6.3.

               6.4 Additional Distributions in Certain Cases. In addition to the amounts provided by Section 6.1, 6.2 or 6.3, if (a) upon making any distribution to any Participant, the Company determines that the Company or Bear Stearns would realize a tax benefit calculated at its Marginal Tax Rate in the year of such distribution (without giving effect to any carryovers or carrybacks of losses, credits or deductions from any prior or succeeding Fiscal Year) in excess of the amount of Deferred Tax Benefit in respect of its liability to such Participant on account of such distribution, and (b) such Participant's Cash Balance Account or the number of CAP Units credited to his Capital Accumulation Account had been reduced in a prior Fiscal Year as a result of the application of subparagraphs (d) or (e) of Section 5.4 or Section 5.6, then at the time of the distribution pursuant to this Section 6 the Company also shall pay to such Participant, in cash, an additional amount equal to the lesser of (i) the amount by which the actual tax benefit to be received by the Company or Bear Stearns exceeds such Deferred Tax Benefit and (ii) the amount by which such Participant's Cash Balance Account or Capital Accumulation Account was so reduced. Notwithstanding the foregoing, a Participant shall not be entitled to any payment from the Company pursuant to this Section 6.4 in respect of any reduction in his Cash Balance Account or in the number of CAP Units credited to his Capital Accumulation Account for any period commencing with the first day of the month following the month in which his employment by the Company and its Affiliates was terminated.

               6.5 Special Provisions for Reporting Persons. If required by Rule 16b-3, shares of Common Stock distributed to Participants who are Reporting Persons shall bear an appropriate legend to the effect that such shares of Common Stock may not be transferred for a period of six (6) months after they are credited to the Account of such Participant.

               6.6 Form of Payments. Except as otherwise provided herein, all distributions in respect of CAP Units to be made to a Participant (or his Beneficiary) under the Plan shall be made in whole shares of Common Stock. Payment in respect of any fractional CAP Unit shall be made in cash based upon the Fair Market Value of a share of Common Stock on the second Business Day preceding the payment date. Shares of Common Stock distributed hereunder may be treasury shares, shares of authorized but unissued Common Stock, or a combination thereof, and shall be fully paid and nonassessable. If shares of Common Stock are distributed pursuant to Sections 6.1, 6.2(a) or 6.2(b) to any Participant after the record date for any cash dividend occurring after the Termination Date with respect to which such shares are distributed or, in the cases of Sections 6.2(a) or 6.2(b), after the end of the Fiscal Year in which the death or Disability of a Participant occurs, then such Participant (or his estate or Beneficiary) shall be entitled to receive from the Company an amount of cash equal to the cash dividends per share payable to holders of record on such record date multiplied by the number of shares of Common Stock so distributed to such Participant after such record date.

               6.7 Registration and Listing of Common Stock. Prior to the date on which any shares of Common Stock are required to be issued to any Participant under this Plan without taking into account any acceleration of such distribution date pursuant to the provisions of Section 6.2 of the Plan, the Company shall file a registration statement (a "Registration Statement") on Form S-3 and/or Form S-8 (or any successor form then in effect) under the Securities Act, with respect to all shares of Common Stock which the Company then estimates are distributable under the Plan; provided, however, that the Company need not file a Registration Statement hereunder if, prior to such date, the Company receives a written opinion of counsel to the effect that such shares of Common Stock may be sold, transferred or otherwise disposed of under the Securities Act without registration thereunder. The Company shall use its best efforts to have any such Registration Statement declared effective as soon as reasonably practicable after filing and shall use reasonable efforts to keep each such Registration Statement continuously in effect until all shares of Common Stock to which such Registration Statement relates have been so issued, and for a two-year period thereafter. From time to time the Company also shall amend such Registration Statement to cover any additional shares of Common Stock which become distributable under the Plan and otherwise would not be covered by such Registration Statement. In the event that Participants would be precluded from selling any shares of Common Stock distributable hereunder unless such shares were registered or qualified under the securities or "blue sky" laws of any state (or otherwise received the approval of any state governmental or regulatory authority), then the Company shall use its best efforts to cause such shares of Common Stock to be duly registered or qualified (or to receive such approval) as may be required. If the shares of Common Stock distributable hereunder satisfy the criteria for listing on any exchange on which the Common Stock is then listed, then (unless such shares of Common Stock already are listed on such exchange) the Company shall apply for and use its best efforts to obtain a listing of all such shares of Common Stock on such exchange. All costs and expenses incurred by the Company in connection with the satisfaction of its obligations under this Section 6.7 shall be borne by the Company. The Company shall immediately notify each Participant in the event that a Registration Statement which has been filed and remains effective contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Upon receipt of such notice, no Participant shall sell or agree to sell any shares of Common Stock pursuant to such Registration Statement unless and until the Company has notified each Participant that such Registration Statement no longer contains such misstatement or omission. In the event that shares of Common Stock are issued to Participants hereunder other than pursuant to a Registration Statement, then, unless the Company shall have obtained the opinion of counsel referred to above, each certificate representing such shares shall bear a legend substantially to the following effect:

               The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with the requirements of such Act.

               By submitting a Plan Election, each Participant shall be deemed to have agreed to the foregoing provisions of this Section 6.7.

               6.8 Reservation of Shares. The Company, as soon as practicable after the end of each Fiscal Year prior to the termination of this Plan, shall reserve such number of shares of Common Stock (which may be authorized but unissued shares or treasury shares) as shall be required so that the total of all shares reserved hereunder, including shares reserved pursuant to this
Section 6.8 in preceding Fiscal Years, shall be equal to the number of shares of Common Stock which the Company would be obligated to issue to all Participants in accordance with the terms of the Plan if the Plan were to be terminated at such time.

                                    SECTION 7

               Source of Payments

               Notwithstanding any other provision of this Plan, the Company shall not be required to establish a special or separate fund or otherwise segregate any assets to assure any payments hereunder. If the Company shall make any investment to aid it in meeting its obligations hereunder, a Participant and his Beneficiary shall have no right, title or interest whatsoever in or to any such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, including without limitation the acquisition of any shares of Common Stock by the Company, shall create or be construed to create a trust of any kind between the Company and any Participant or Beneficiary. To the extent that any Participant or Beneficiary acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of a general unsecured creditor of the Company.

                                    SECTION 8

               Administration of the Plan

               8.1 Authority of Committee. The Plan shall be administered by the Appropriate Committees, which shall have full power and authority as set forth herein to interpret, to construe and to administer the Plan and to review claims for benefits under the Plan. Each Appropriate Committee's interpretations and constructions of the Plan and actions thereunder, including but not limited to the determination of the amounts to be credited to any Capital Accumulation Account or Cash Balance Account, shall be binding and conclusive on all persons and for all purposes.

               8.2 Duties of Committee. The Appropriate Committees shall cause the Company to establish and maintain records of the Plan, of each Capital Accumulation Account and Cash Balance Account and of each subaccount thereof established for any Participant hereunder. Either of the Appropriate Committees may engage such certified public accountants, who may be accountants for the Company, as it shall require or may deem advisable for purposes of the Plan, may arrange for the engagement of such legal counsel, who may be counsel for the

Company, and may make use of such agents and clerical or other personnel as it shall require or may deem advisable for purposes of the Plan. Each such Committee may rely upon the written opinion of the accountants and counsel engaged by it. Subject to any limitations imposed by applicable law (including Rule 16b-3), either Appropriate Committee may delegate to any agent or to any subcommittee or member of such Committee its authority to perform any act hereunder, including, without limitation, those matters involving the exercise of discretion, provided that such delegation of authority shall be subject to revocation at any time at the discretion of such Committee.

               8.3 Purchase of Common Stock. The Company intends to purchase shares of Common Stock in the open market or in private transactions or otherwise during the term of the Plan for issuance to Participants in accordance with the terms hereof. Shares of Common Stock shall be purchased for purposes of the Plan and for purposes of the PUP Plan on a combined or joint basis without identifying shares so purchased as having been purchased for this Plan or the PUP Plan. Notwithstanding the foregoing, the Company will specifically designate all such shares at the time they are purchased as having been purchased for the purpose of making determinations under this Plan and the PUP Plan; provided, however, that any shares so purchased shall be the sole property of the Company and no Participant or Beneficiary shall have any right, title or interest whatsoever in or to any such shares. All shares of Common Stock purchased by the Company on or after July 1, 1992 and designated by the Company as having been purchased for the CAP Plan shall be considered, notwithstanding such designation, to have been purchased for purposes of both this Plan and the PUP Plan. The acquisition of Common Stock as described above will be subject to the sole discretion of the Board Committee, which shall determine the time and price at which and the manner in which such shares are to be acquired, subject to applicable law. In making any such determination, the Board Committee may, but shall in no event be obligated to, consider the recommendations of the Advisory Committee.

               8.4 Plan Expenses. The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

               8.5 Indemnification. To the maximum extent permitted by applicable law, no member of any Committee shall be personally liable by reason of any contract or other instrument executed by him or on his behalf in his capacity as a member of such Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets), each member of each Committee and each other director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management or control of the assets of the Plan may be delegated or allocated, against any cost or expense (including fees, disbursements and other charges of legal counsel) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud, willful misconduct or bad faith. The foregoing shall not be deemed to limit the Company's obligation to indemnify any member of any Committee under the Company's Restated Certificate of Incorporation or Bylaws, or under any other agreement between the Company and such member.

               8.6    Maximum Number of Shares.

               (a) The aggregate number of CAP Units that may be credited to Participants' Capital Accumulation Accounts under the Plan for any Plan Year shall not exceed the equivalent number of shares of Common Stock equal to the sum of 15% of the outstanding shares of Common Stock as of the last day of such Plan Year (the "Base Shares") and the number, if any, by which the sum of the Base Shares in all prior Fiscal Years beginning on or after July 1, 1993 exceeds the number of shares credited to Participants' Capital Accumulation Accounts under this Plan in all such prior Fiscal Years. For purposes of determining the number of shares of Common Stock outstanding as of the last day of any Plan Year, such number shall be calculated as the sum of (i) the number of shares of Common Stock outstanding at such year end, (ii) the number of shares underlying CAP Units credited to Participants' Capital Accumulation Accounts as of such date and Earnings Units credited to Participants' Earnings Unit Accounts under the PUP Plan as of such date and (iii) the number of shares underlying CAP Units to be credited to all such Accounts as a result of making any adjustment to such Accounts required by Sections 5.1 and 5.10 in respect of all Fiscal Years ending on or prior to the date of determination and the number of Earnings Units credited to the Earnings Unit Accounts of all Participants in the PUP Plan as a result of making any adjustment to such Accounts required by Section 4.2 of the PUP Plan in respect of all Fiscal Years ending on or prior to the date of such determination.

               (b) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, spinoff, split up, dividend in kind or other change in the corporate structure or distribution to the stockholders, appropriate adjustments may be made by the Board Committee (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares which may be issued under the Plan. Appropriate adjustments may also be made by the Board Committee in the terms of any awards under the Plan to reflect such changes and to modify any other terms of outstanding awards on an equitable basis as the Board Committee in its discretion determines.

               8.7    Forward Repurchases of Common Stock.

               The Company shall have the right, upon authorization of the Board Committee, to enter into forward contracts for the repurchase from one or more Participants of any or all shares of Common Stock representing CAP Units previously credited to the Capital Accumulation Accounts of such Participants with respect to any Plan Year and distributed on or after the relevant Termination Date of the Deferral Period ending in the then current Fiscal Year, having such terms and conditions as shall be determined by the Board Committee, for a purchase price per share equal to the average of the closing prices of the Common Stock as reported on the New York Stock Exchange Consolidated Tape for each day of trading in the Common Stock during the period from the effective date of the contract to the date of repurchase, PROVIDED THAT SUCH PRICE IS WITHIN THE RANGE DEFINED BY THE BOARD COMMITTEE, AND PROVIDED FURTHER that a contract may not be entered into more than twelve (12) months prior to the expiration of the applicable Deferral Period and will terminate, and be null and void, unless the Company satisfies performance goals established by the Board Committee in writing, by resolution of the Board

Committee or other appropriate action, not later than ninety (90) days after the commencement of the Fiscal Year to which the performance goals relate, and certified by the Board Committee in writing as having been satisfied prior to the relevant Termination Date. The formula for calculating the performance goals shall be based upon one or more of the following criteria, individually or in combination, adjusted in such manner as the Board Committee shall determine, for a period of not less than nine (9) months of the applicable Fiscal Year: (a) pre-tax or after-tax return on equity; (b) earnings per share; (c) pre-tax or after-tax net income; (d) business unit or departmental pre-tax or after-tax income; (e) book value per share; (f) market price per share; (g) relative performance to peer group companies; (h) expense management; and (i) total return to stockholders.

                                    SECTION 9

               Amendment and Termination

               The Plan shall terminate when all distributions required to be made hereunder have been made following the last Termination Date. The Plan may be amended, suspended or earlier terminated, in whole or in part as to a particular Plan Year, and at any time and from time to time, by the Board
Committee, but except as provided below no such action shall retroactively impair or otherwise adversely affect the rights of any person to benefits under the Plan which have accrued prior to the date of such action. Except as provided in the following sentence, if the Plan is terminated prior to the end of any Fiscal Year, (i) Participants' Plan Elections in respect of the Plan Year in which such termination occurs and any subsequent Plan Year shall be canceled,
(ii) the Company shall credit the Capital Accumulation Accounts of all Participants (other than those whose employment with the Company and its Affiliates had terminated prior to the date the Plan terminates, except a Participant referred to in subparagraph (iii) of Section 6.2(b)) in the manner provided in Section 5.10 in respect of the portion of the Company's Fiscal Year ended on the date of such termination, and (iii) as soon as practicable following the end of the Fiscal Year in which such termination occurs, the Company shall deliver to each Participant the number of shares of Common Stock corresponding to the number of CAP Units credited to his Capital Accumulation Account and an amount in cash equal to his Cash Balance which the Participant otherwise would be entitled to receive pursuant to Section 6 as of the designated Termination Date in respect of the Plan Year or Plan Years involved. Notwithstanding the foregoing, if the Company shall determine that the Plan should be terminated immediately, either in its entirety or in part in respect of any Plan Year, no adjustments or credits shall be made to the Capital Accumulation Accounts of the Participants pursuant to Section 5 in respect of the Fiscal Year in which such termination occurs and each Participant shall be entitled to receive from the Company, as soon as practicable following the date of such termination, shares of Common Stock and/or amounts in cash determined in accordance with Section 6 hereof as if the Termination Date in respect of the Plan Year or Plan Years involved were the last day of the Fiscal Year preceding the Fiscal Year in which such termination occurs.

               In such event, however, the Capital Accumulation Account of each Participant who is an employee of the Company and/or its Affiliates (or who is a Participant who has suffered a Disability or who has become a Managing Director Emeritus of Bear Stearns and whom the Appropriate Committee shall have determined to treat in the manner specified in clause (1) or (2) of subparagraph (i) of Section 6.2(b)) on the date of such termination shall be adjusted in respect of the Fiscal Year in which such termination occurs as follows: Each such Account shall be credited with a Net Earnings Adjustment for the Fiscal Year in which such termination occurs except that, for purposes of computing such Net Earnings Adjustment, Income Per Share for purposes of calculating the Earnings Adjustment shall be computed for each terminated Plan Year based only on the consolidated income or loss before taxes of the Company and its subsidiaries accrued from the beginning of such Fiscal Year through and including the end of the month in which such termination occurred, and the Book Value Adjustment for the Fiscal Year in which such termination occurs shall be calculated on the basis of the shares distributed pursuant to the preceding sentence in respect of each terminated Plan Year, provided that for purposes of computing such Book Value Adjustment, the definition of Adjusted Common Stockholders' Equity used in the computation of Adjusted Book Value Per Share shall be modified by deleting the adjustments to Adjusted Common Stockholders' Equity specified therein and substituting in lieu thereof the following: "plus all increases (or less any decreases) in retained earnings of the Company and its subsidiaries attributable to net income (or loss), determined on a consolidated basis, minus all amounts accrued in respect of cash dividends declared with respect to any capital stock of the Company during such Fiscal Year, for the period from the beginning of such Fiscal Year through and including the month in which such termination occurred." If the Plan is not terminated in its entirety but one or more Plan Years are terminated, then any amounts credited to Participants' Accounts pursuant to the preceding sentence shall continue to be subject to the provisions of the Plan for the balance of the original Deferral Period with respect to the terminated Plan Year or Plan Years, as if such Plan Year or Plan Years had not been terminated. If the Plan is terminated in its entirety, then as soon as may be practicable thereafter, the Company shall deliver to each Participant (in addition to amounts distributable pursuant to the fourth sentence of this paragraph) a number of shares of Common Stock equal to the number of CAP Units credited to each such Participant's Account pursuant to the second preceding sentence, provided that if the aggregate number of such CAP Units exceeds the number of Available Shares for such Fiscal Year as of the date of determination, then the Company shall deliver to each such Participant only that number of shares of Common Stock as shall equal the number of Available Shares on a pro rata basis, based on the number of shares which each Participant otherwise would have been entitled to receive, and shall distribute to each Participant an amount in cash equal to the number of additional shares of Common Stock that would have been distributed to such Participant but for the limitation contained in this sentence, multiplied by the Average Cost Per Share of the Available Shares in respect of such Fiscal Year.

                                   SECTION 10

               Designation of Beneficiaries

               10.1 General. Each Participant may file with the Appropriate Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, which the Participant is entitled to receive under the Plan upon his death. A Participant, from time to time, may revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new such designation with the Appropriate Committee. The most recent such designation received by the Appropriate Committee shall be controlling; provided, however, that no designation, or change of revocation thereof, shall be effective unless received by the Appropriate Committee prior to the Participant's death, and in no event shall any such designation be effective as of a date prior to such receipt.

               10.2 Lack of Designated Beneficiary. If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with law, the Participant's estate shall be deemed to have been designated as his Beneficiary and shall receive the payment of the amount, if any, payable under the Plan upon his death. If the Appropriate Committee is in doubt as to the right of any person to receive such amount, the Committee may cause the Company to retain such amount, without liability for any interest thereon, until the rights thereto are determined, or the Appropriate Committee may pay and deliver such amount into any court of appropriate jurisdiction, and such payment shall be a complete discharge of the liability of the Plan and the Company therefor.

                                   SECTION 11

               General Provisions

               11.1 Successors. The Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and each Participant and his Beneficiary.

               11.2 No Continued Employment. Neither the Plan nor any action taken thereunder shall be construed as giving to a Participant the right to be retained in the employ of the Company or any of its Affiliates or as affecting the right of the Company or any of its Affiliates to dismiss any Participant.

               11.3 Withholding. As a condition to receiving any distribution or payment of amounts hereunder, the Company may require the Participant to make a cash payment to the Company or, in its sole discretion, upon the request of a Participant, may withhold from any amount or amounts payable under the Plan, in either case, in an amount equal to all federal, state, city or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

               11.4 Non-alienation of Benefits. No right to any amount payable at any time under the Plan may be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as expressly provided herein or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge or encumbrance, or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his Beneficiary or would otherwise not be enjoyed by him, then the Appropriate Committee, if it so elects, may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his Beneficiary or any other person or persons deemed to be the natural objects of his bounty, taking into account the expressed wishes of the Participant (or, in the event of his death, his Beneficiary).

               11.5 Incompetency. If the Appropriate Committee shall find that any person to whom any amount is or was distributable or payable hereunder is unable to care for his affairs because of illness or accident, or has died, then the Appropriate Committee, if it so elects, may direct that any payment due him or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of his spouse, children or other dependents, an institution maintaining or having custody of such person, any guardian or any other person deemed by such Appropriate Committee to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as such Appropriate Committee may deem proper. Any such payment shall be in complete discharge of the liability therefor of the Company, the Plan, the Committee or any member, officer or employee thereof.

               11.6 Offsets. To the extent permitted by law, the Company or any of its Affiliates shall have the absolute right to withhold any shares of Common Stock or any amounts otherwise required to be distributed or paid to any Participant or Beneficiary under the terms of the Plan, to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by such Participant, in the case of a payment to such Participant, or to the extent of any amount owed or which in the sole judgment of the Appropriate Committee may in the future be owed for any reason by the Participant or such Beneficiary, in the case of payment to a Beneficiary, to the Company or any of its Affiliates, and to set off and apply the amounts so withheld to payment of any such amount ultimately determined by the Appropriate Committee, in its sole discretion, to be owed to the Company or any of its Affiliates, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Appropriate Committee, in its sole discretion, shall determine. In determining the amount of a permitted offset under this Section 11.6, any shares of Common Stock required to be distributed to a Participant or a Beneficiary shall be valued at the Fair Market Value of such Shares on the date of offset.

               11.7 Notices, etc. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to any Appropriate Committee required or permitted under the Plan shall be in such form as is prescribed from time to time by the Appropriate Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Appropriate Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

               11.8 Other Benefits. The benefits, if any, payable under the Plan shall be in addition to any other benefits provided for Participants.

               11.9 Interpretation, etc. The captions of the sections and paragraphs of this Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan. References to sections herein are to the specified sections of this Plan unless another reference is specifically stated. The masculine pronoun wherever used herein shall include the feminine pronoun, and a singular number shall be deemed to include the plural unless a different meaning is plainly required by the context.

               11.10 Laws; Severability. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York, except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be effective.

               11.11 Effective Date; Board Committee and Stockholder Approval. This Plan shall be subject to the approval by a vote of the stockholders of the Company at the 1993 Annual Meeting, and such stockholder approval shall be a condition to the right of a Participant to receive any benefits hereunder other than CAP Units and cash credited to Participants' Accounts prior to such approval.